Exhibit 10.74

PFS:009730.0005.3399201.1 MANAGED SERVICES TERMINATION AGREEMENT This MANAGED SERVICES TERMINATION AGREEMENT (this “Agreement”) dated as of this 23 rd day of October, 2024 (the “Effective Date”), is by and between William Mgt, LLC an Illinois Limited Liability Company (the “ Provider ”) on the one hand and Athena Bitcoin, Inc . a Delaware corporation ( “ Company ”) . Each may be referred to herein as a “Party” or collectively as “Parties” . RECITALS WHEREAS, Provider has been providing Company with Bitcoin Kiosks (the “ Kiosks ”) management services, which such services included assisting in identifying merchant locations for Company, installation of Kiosks at certain merchant locations, maintaining and storing an inventory of the Kiosks and assisting with management of merchant customer service, among other services requested by Company of Provider from time to time (collectively the “ Management Services ”) pursuant to the Client Services Agreement between the Parties executed on April 26 , 2024 (the “ Management Services Agreement ”) . WHEREAS, Company has been : i) paying Provider for the Management Services ; and ii) providing Provider with office space within the Company’s offices to create efficiencies and collaboration in Providers delivery of the Management Services to Company . WHEREAS, the Parties desire to terminate their Management Services agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Incorporation of the Recitals . The above recitals are hereby incorporated in and made a part of this Agreement as if set forth herein . 2. Termination . Upon the Effective Date, Provider shall: a. Cease providing any Management Services to the Company ; b. Work with Company to assist transition of its employees that were dedicated to Company in providing the Management Services to full - time employment with Company . The aforementioned notwithstanding, Company agrees it will not hire or otherwise solicit or seek to employ or engage in any capacity, Carolina Rios, who will remain with Provider following the Effective Date ; and c. Provider shall begin vacating the Company’s office space, with such move out date to be completed within ninety (90) days of the Effective Date . 3. Post Termination Obligations . Following the Effective Date, Provider shall have no further obligations to provide Management Services to the Company and Company shall have no obligation to make payment pursuant to the Management Services Agreement . Provided however, Company may seek assistance from Provider in transitioning the services from Provider to Company and Provider shall assist Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Athena Bitcoin, Inc . /Athena Bitcoin Global c/o Matias Goldenhorn – CEO & President 1 SE 3 rd Avenue – Ste 2740 Miami, FL 33131 Email : matias@athenabitcoin . com 2 PFS:009730.0005.3399201.1 Company in such post termination transition services . Ninety days following the Effective Date, Provider’s obligation to cooperate with Company in the transitioning of its services shall lapse and Provider shall have no further obligations to provide such services to Company under the Management Services Agreement, absent an amendment to this Agreement pursuant to Section 5 below . 4. Assignment . This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party . 5. Amendments and Waivers . No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto . No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant . 6. No Waiver ; Cumulative Remedies . The failure of either party to enforce any one or more of the terms or conditions of this Agreement will not be deemed a waiver of such terms or conditions or limit the right to enforce any term and condition . All rights and remedies provided are cumulative and are not exclusive of any rights or remedies provided by law . 7. Governing Law/Venue . This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida . Each of the parties hereto submits to the non - exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court . 8. Notice . All notices, requests, demands, claims, and other communications hereunder shall be in writing . Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below : If to Provider: William Mgt., LLC P.O. Box 192135 Miami Beach, Florida 33193 Attention: Jordan Mirch Email: jmirch@williammgt.com If to Company: Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

3 PFS:009730.0005.3399201.1 9. With a copy that shall not constitute notice, to: legal@athenabitcoin.com Severability . If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect. 10. Counterparts . This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument . 11. Further Assurances . The parties hereto shall execute such further documents, and perform such further acts, as may be necessary to effectuate the terms of this Agreement, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby . 12. Entire Agreement . This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof . 13. Waiver of Conflict of Interest . In connection with the preparation of this Agreement, each of the Parties acknowledges and agrees that (a) PFS has acted as legal counsel to the Company and Provider in the preparation of this Agreement, (b) the Parties have been advised by PFS that their respective interests may be opposed to one another, and (c) they have each been advised to retain separate legal counsel . Notwithstanding the foregoing, the Parties desire that PFS represent the Company and Provider, have retained separate counsel or have knowingly waived their right to do so and jointly and severally forever waive any claim that representation of the Company and Provider by PFS constitutes a conflict of interest which has or may result in any of them suffering damages, losses or other injuries from the transactions contemplated by this Agreement . 14. Taxes . All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be born by the responsible party . 15. Costs and Attorney’s Fees . In the event either party brings an action to enforce the terms of this Agreement, the non - prevailing party in such action shall pay to the prevailing party the prevailing party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action . [SIGNATURE PAGE TO FOLLOW] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3399201.1 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written. PROVIDER: William Mgt, LLC By: Name: Jordan Mirch Title: Manager COMPANY: Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Athena Bitcoin Global By: Name: Matias Goldenhorn Title: CEO Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3399202.1 FIRST AMENDMENT TO INTERCREDITOR AGREEMENT This First Amendment to the Intercreditor Agreement (the “ Amendment ”) is made and entered into as of October 23 , 2024 by and between KGPLA Holdings, LLC, a Delaware limited liability company (“ KGPLA ”), Taproot Acquisition Enterprises, LLC (“ Taproot ”), a Delaware limited liability company and Athena Bitcoin Global, a Nevada Corporation (“ Athena ”) . KGPLA, Taproot and Athena may be referred to herein as “ Party ” or collectively as “ Parties ” . RECITALS A. The Parties entered into that certain Intercreditor Agreement dated November 1 , 2023 (the “ Agreement ”) whereby KGPLA, agreed to a limited subordination of its first priority security position on collateral of Athena to Taproot, to assist in the facilitation of Athena’s acquisition of Bitcoin ATM Machines (“Bitcoin ATMs” or “Kiosks”) from Taproot . B. Taproot desires to sell to Athena, and Athena desires to purchase from Taproot certain additional Kiosks in which Taproot desires to maintain a first priority security interest in such Kiosks . C. In order to facilitate the sale by Taproot of additional Kiosks to Athena, the Parties desire to amend the Agreement to consent and permit Taproot to attach a first priority security interest to such Kiosks . D. Thus, the Parties desire to amend the Agreement upon the terms and conditions contained herein. TERMS NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows : 1. Incorporation of Recitals . The Parties agree and acknowledge that the Recitals are incorporated herein and a material consideration of this Amendment . 2. Amendments and Agreements . a. The Parties agree that the definition of “Equipment Loan Agreement” as defined in the "Re” line of the Agreement is hereby deleted in its entirety and replaced with the following : “i) the Equipment Financing Agreement dated November 2 , 2023 by and between Taproot and Athena (referred to herein individually as the “ November 2 Agreement”) ; and (ii) the Equipment Financing Agreement dated October 23 , 2024 by and between Taproot and Athena (referred to herein individually as the “ October 23 Agreement ” . b. The Parties agree that the definition of “Borrower” as defined in the second sentence of the Agreement, is hereby amended to include, Athena Bitcoin, Inc . in its capacity as a Purchaser under the November 2 Agreement and the October 23 Agreement . c. The Parties agree that the definition of “Equipment Loan Obligations” is hereby deleted in its entirety and replaced with the following: Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3399202.1 “means the Borrower’s obligation under : i) the Equipment Financing Agreement dated November 2 , 2023 , to make payment of the Base Payment to the Equipment Lender, solely with respect to the Schedule A Equipment, and such other covenants the Borrower must comply with until the occurrence of the First Payment Completion under the Equipment Loan Agreement ; and ii) that certain Equipment Financing Agreement dated October 23 , 2024 , to make payment of Purchaser’s Payment Obligations pursuant to section 2 of the Equipment Financing Agreement and such other covenants Borrower must comply with under such agreement and any subsequent amendments thereto . The Parties agree that the definition of “Taproot Equipment Collateral” is hereby deleted in its entirety and replaced with the following : d. “means the Bitcoin ATM machines that : i) Borrower purchases from the Equipment Lender pursuant to the Equipment Loan Agreement, as specifically listed on Exhibit A and Exhibit B ; and ii) Borrower purchases from Taproot pursuant to the Equipment Financing Agreement, as specifically listed on Schedule A thereto and as amended from time to time . For clarity, such collateral does not include (i) Cash Collateral ; or (ii) any other property or assets of the Borrower . e. The Parties agree that the definition of “Base Payment” is hereby deleted in its entirety and replaced with the following: “shall have the meaning given such term in the November 2 Agreement”. f. The Parties hereby agree to add the following definitions: “ Purchaser’s Payment Obligations ” shall have the meaning given such term in the October 23 Agreement. Miscellaneous . 3. a. This Amendment, together with the Agreement, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements relating to the subject matter hereof . In the event of any inconsistency or conflict between this Amendment and the Agreement, this Amendment shall govern . b. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect. c. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and the same agreement . This Amendment may be delivered by fax or . pdf file . d. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement. [ signature page follows ] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3399202.1 SENIOR LENDER: KGPLA Holdings, LLC Jason Lu, its Manager EQUIPMENT LENDER: Taproot Acquisition Enterprises, LLC Jordan Mirch, its Manager BORROWER: Athena Bitcoin Global Matias Goldenhorn, its CEO and President Athena Bitcoin, Inc. Matias Goldenhorn, its CEO and President Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3404248.1 EQUIPMENT FINANCING AGREEMENT THIS EQUIPMENT FINANCING AGREEMENT (this “ Agreement ”) is entered into as of October 30 , 2024 (the “ Effective Date ”) by and between Taproot Acquisition Enterprises, LLC, a Delaware limited liability company (“ Seller ”) on the one hand, and Athena Bitcoin, Inc . a Delaware corporation (collectively the “ Purchaser ”) . Purchaser and Seller are sometimes referred to herein as the “Party” or “ Parties . ” R E C I T A L S : WHEREAS, Seller owns certain Bitcoin ATM Kiosks listed on Schedule A hereto (collectively the “ Equipment ” and individually, each a “ Unit ”) ; WHEREAS, pursuant to the following agreements between the parties : Equipment Financing Agreement dated November 2 , 2023 (“ Purchase Agreement 1 ”), Equipment Financing Agreement dated December 31 , 2023 (“ Purchase Agreement 2 ”), Equipment Financing Agreement dated February 23 , 2024 (“ Purchase Agreement 3 ”), Equipment Financing Agreement dated May 4 , 2024 (“ Purchase Agreement 4 , ” and hereinafter, Purchase Agreement 1 , Purchase Agreement 2 , Purchase Agreement 3 , and Purchase Agreement 4 , shall be collectively referred to as the “ Prior Purchase Agreements ”), and the Omnibus Equipment Financing Agreement dated September 19 , 2024 (“ Omnibus Agreement ”), Seller has supplied Purchaser with equipment for use in its business operations ; WHEREAS, Seller has placed the Equipment in various retail establishments pursuant to an agreement between Seller and the operator of such retail establishment (each a “ Merchant Agreement ” and collectively the “ Merchant Agreements ” ) ; WHEREAS, Seller will cooperate with Purchaser to assign the Merchant Agreements to Purchaser pursuant to an assignment and assumption agreement in the form attached hereto as Exhibit B ; and WHEREAS, Purchaser and Seller desire to amend and supersede the Prior Purchase Agreements, formalize and document a framework for Seller to be able to supply future Units to Purchaser, allow for the assignment and assumption of the Merchant Agreements, and document Purchaser’s obligation to pay for such Units, all on the terms and conditions contained herein : AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows : 1. Purchase of Installed Equipment . Each Unit subject to this Agreement, including the installed and active Units listed on Schedule A attached hereto, shall be sold, assigned, transferred and conveyed from Seller to Purchaser, free and clear of any and all liens, pledges, encumbrances, charges or other security interest of any kind as of the Effective Date . The purchase price for each Unit which is installed and activated shall be Seven Thousand Two Hundred Dollars ( $ 7 , 200 . 00 ), per Unit (the “ Unit Purchase Price ”), to be paid as provided in Section 2 (a) below, subject to the conditions herein . The aforementioned notwithstanding, Seller’s title to the Equipment shall be subject to Seller’s first priority security interest . a. Purchase of Equipment for El Salvador . Purchaser is purchasing 110 Units from Seller for use in Purchaser’s El Salvador operations (collectively the “ El Salvador Units ” and individually the “ El Salvador Unit ”) which shall be listed on an appended Schedule A following the Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Purchaser’s payment obligations for the Equipment shall be as follows: i. Purchaser shall pay to Seller, Three Million Dollars ( $ 3 , 000 , 000 . 00 ) in four (4) equal monthly installments of Seven Hundred and Fifty Thousand Dollars ( $ 750 , 000 . 00 ) with the first payment being made on or before October 31 , 2024 , and the final payment being made on or before January 31 , 2025 (the “ Down Payment ”) . ii. Beginning on the Effective Date, in addition to the Down Payment, Purchaser shall pay Seller on a weekly basis, eight - tenths of one percent ( 0 . 8% ) of Purchaser’s revenue derived from the sale of Bitcoin in each location Purchaser maintains a Unit in the continental United States operating as an Athena Bitcoin unit (the “ Payment Amount ”) until the earlier of (i) the expiration of the Term of this Agreement, or (ii) the total amount payable under this Agreement totals the aggregate of all Units sold to Purchaser which have not been rejected or returned in accordance with this 2 delivery, installation and activation of the El Salvador Units to El Salvador, which shall be sold, assigned, transferred and conveyed from Seller to Purchaser for the Unit Purchase Price . Provided however, that in the event Purchaser elects to pay for an El Salvador Unit in full at the time of purchase, such El Salvador Unit purchase price shall be reduced to Five Thousand Dollars ( $ 5 , 000 . 00 ), per unit . The Purchaser’s payment obligations for any such new Units shall be completed pursuant to Section 2 (a) . b. Purchase of Additional Units . Pursuant to this Agreement, Purchaser shall have the right, but not the obligation to purchase additional Units from Seller as they become available (“ Additional Units ”), and in doing so, will amend the Schedule A to reflect the purchase of such Additional Units . Additional Units shall be considered sold pursuant to this Agreement effective upon : (i) Seller issuing a purchase order to Purchaser reflecting the number of Additional Units being sold along with an amended Schedule A to the email address listed for Purchaser in Section 20 (notices) ; (ii) Purchaser responding to such email acknowledging and confirming such amendment ; and (iii) written notice that Purchaser has accepted installation of the additional Unit, provided that if Purchaser has not provided written notice of such acceptance within ten (10) business days of such installation (or otherwise raised a dispute with respect to a particular Unit) then such installation shall be deemed accepted . Any Additional Unit sold from Seller to Purchaser pursuant to this Agreement will be sold at a purchase price of Seven Thousand, Two Hundred Dollars ( $ 7 , 200 . 00 ) per Unit (“ Additional Unit Purchase Price ”) and such sale will be deemed effective upon formal acceptance . The Purchaser’s payment obligations for any such new Units shall be completed pursuant to Section 2 (b) . c. Title . Title to each Unit will automatically transfer when Purchaser accepts delivery of a purchase order from Seller, duly executed by Seller . d. Audit Rights . The Parties agree that Purchaser shall have the right upon thirty (30) days’ notice to audit such books, records and accounts as it may reasonably request access to, so as to confirm that the Equipment listed on Exhibit A match with the Equipment transferred to Purchaser in accordance with this Agreement . Seller will maintain all such books, records and accounts for at least twenty - four (24) months after the transfer of such Equipment . Should Purchaser identify any discrepancy, the Parties will discuss in good faith amending the Exhibit A to accurately reflect the Units transferred . 2. Purchaser’s Payment Obligation . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

b. Purchaser’s payment obligations for the Additional Units shall be as follows: i. Purchaser shall pay the Additional Unit Purchase Price for each Additional Unit ordered by Purchaser within thirty days of the Additional Units being deemed sold pursuant to Section 1 (b) . c. Additional Payment . Purchaser, its successor or assigns, during the Term, and only during this Term, shall pay to Seller an additional one - half of one percent ( 0 . 5% ) of Purchaser’s revenue derived from the sale of Bitcoin in each location Purchaser maintains a Unit in the continental United States operating as an Athena Bitcoin unit (the “ Additional Payment ”), subject to the conditions in Section 2 (c)(iii) below . This Section 2 (c) amends and supersedes any other payment obligation of Purchaser contained in any of the Prior Purchase Agreements . For clarification, after the Effective Date of this Agreement, Purchaser, its affiliates or assigns, shall have no further obligations to make payment of any kind to Seller relating to or arising from the Prior Purchase Agreements, unless otherwise stated in the Omnibus Agreement . i. In the event Purchaser satisfies its payment obligations pursuant to Sections 2 (a) and 2 (b) above prior to the end of the Term, Purchaser shall have the option, in its sole discretion, to buy - out the Additional Payment obligation (the “ Buy - Out Option ”) . The Buy - Out Option price shall be determined by (i) Purchaser’s monthly revenue average as determined from Purchaser’s revenue derived from the sale of Bitcoin in every location Purchaser maintains in the continental United States operating as Athena Bitcoin over the prior 12 months divided by 12 (the “ Monthly Average ”) ; (ii) and multiplying the Monthly Average by the number of months remaining in the Term, multiplied by one - half of one percent ( 0 . 5% ) (the ” Buy - Out Option Price ”) . For purposes of determining the number of months remaining on the Term, if Purchaser has satisfied its payment obligations pursuant to Section 2 (b) in the middle of a month, the Buy - Out Price will be prorated based on the number of days remaining in such month . Purchaser shall exercise its Buy - Out Option by providing Seller with ten (10) business days written notice of its intent 3 Agreement (“ Aggregate Equipment Purchase Price ”) . The aforementioned notwithstanding, during the Term, Purchaser’s minimum monthly payment obligation of the Payment Amount will be One - Hundred, Twenty - Five Thousand ( $ 125 , 000 . 00 ) Dollars (the “ Minimum Payment Amount ”) such that in no month will the Payment Amount to Seller be less than the Minimum Payment Amount . If on the last day of any month during the Term the Payment Amount is less than the Minimum Payment Amount, then Purchaser shall pay to Seller the difference between the Payment Amount and the Minimum Payment Amount, with such payment being made no later than the fifth day following of the following month . 1 . The Parties acknowledge and agree that Purchaser has previously paid as an advance to Seller, Two Hundred Fifty - Seven Thousand, Four Hundred, Eighty - One and 83 / 100 Dollars ( $ 257 , 481 . 83 ) to be applied against the Aggregate Equipment Purchase Price . iii. Upon the expiration of the Term, Purchaser shall owe and be obligated to pay to Seller, the then outstanding balance on all Equipment subject to this Agreement and any amendments hereto . Failure by Purchaser to pay the outstanding balance on the thirty - six - month anniversary of the Effective Date shall be a Purchaser Event of Default pursuant to Section 7 below . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

to exercise the Buy - Out Option with such Buy - Out Option Price (as defined herein) being paid to Seller on the tenth business day following the exercised notice (the “ Buy - Out Option Payment Date ”) . Contemporaneously with Purchaser’s exercise of the Buy - Out Option, Purchaser will present to Seller its calculations in support of the Buy - Out Option Price . Thereafter, Seller will have three (3) business days to object and provide its own calculation of the Buy - Out Option Price . If Seller objects to the Buy - Out Option Price, the Buy - Out Payment Date shall be extended by ten (10) business days and the Parties will submit each calculation to a non - interested, third - party neutral with a Certified Public Accountant license to review and determine the correct Buy - Out Option Price, with such determination being binding upon the Parties . Upon the issuance of such third - party neutral’s determination, Purchaser shall have five (5) business days thereafter to pay the Buy - Out Option Price to Seller . It shall be a Purchaser Event of Default pursuant to Section 7 below, in the event Purchaser fails to pay the Buy - Out Option Price on the Buy - Out Option Payment Date . ii. Purchaser’s obligations hereunder shall be joint and several. iii. For the purposes of Section 2 (c), the sale of Bitcoin from “Athena Bitcoin units” from which the Additional Payment will be derived includes sales made by Purchaser, its affiliates, and by those arising from asset acquisition transactions that are sourced and negotiated by Seller . Provided, that Athena Bitcoin unit sales made after the Effective Date that arise from any of Purchaser’s subsequent mergers and acquisitions with or of other entities, or asset acquisition transactions which are not sourced and negotiated by Seller, are not included in the Additional Payment calculation . 3. Purchaser Right to Return Units . In addition to all other rights and remedies set forth in this Agreement, Purchaser shall have the right upon ten (10) business days’ notice to Seller, at its sole election, return any Unit which Purchaser believes or has reason to believe, is subject to a dispute regarding its ownership in the event Seller does not cure such dispute regarding ownership prior to the notice period herein lapsing . Should Purchaser exercise such right, Seller shall credit the Unit price against any other amounts owed under this Agreement . Such Unit shall be available for repurchase once Purchaser has determined that Seller has clear and merchantable title . The aforementioned notwithstanding, Purchaser may not exercise this right in Section 3 with respect to Units acquired by Seller from SandP Solutions, LLC . 4. Purchase Money Security Interest . As collateral security for the payment of the purchase price of the Equipment and performance in full of all the obligations of the Purchaser under this Agreement, the Purchaser hereby pledges and grants to the Seller, a lien on and first priority security interest in and to all of the right, title and interest of the Purchaser in, to and under the Equipment listed on Schedule A, and as amended from time to time, wherever located, and whether now existing or hereafter arising or acquired from time to time, and in all accessions thereto and replacements or modifications thereof, as well as proceeds (including insurance proceeds) of the foregoing . The security interest granted under this provision constitutes a purchase - money security interest under Article 9 of the Florida Uniform Commercial Code . 5. Term . The term of this agreement will be thirty - six (36) months from the Effective Date (the “ Term ”), with any outstanding payment obligation pursuant to Section 2 being due and owing on the conclusion of the thirty - sixth month following the Effective Date . 6. Covenants . The following covenants of Purchaser and Seller shall apply until the Unit Purchase price for each Unit subject to this Agreement and any amendment hereto, has been paid in full . 4 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

iv . Further Assurances . Purchaser agrees to execute and deliver from time to time upon reasonable request of Seller such other instruments of assignment, conveyance and transfer and take such other action as Seller may reasonably request for the purpose of perfecting, continuing, amending, protecting or further evidencing the arrangements contemplated hereby or to enable Seller to exercise and enforce its rights and remedies hereunder . Purchaser will, at Purchaser's expense, upon each request of Seller (i) authorize Seller to file, from time to time, financing statements or other records in such public offices as Seller may require, together with continuation statements thereof and amendments thereto, containing, among other things, (a) a description of the Equipment as Seller may require, and (b) Purchaser's federal taxpayer identification number and/or state organizational number, if any, and any other identifying information as Seller may require, and (ii) comply with every other requirement deemed necessary by Seller for the perfection of its security interest in the Equipment . Without diminishing or impairing any of Purchaser's obligations hereunder, a photographic, electronic or other reproduction of this Agreement shall be sufficient as a financing statement . b. Seller Covenants: i. During the Term of this Agreement, Seller will use reasonable efforts to assist the Purchaser in growing its business which shall include but not be limited to the following : procure new locations for the Purchaser’s Bitcoin units, promote and 5 a. Purchaser Covenants: i. Inspection . Purchaser will at all times keep accurate and complete records of the Equipment based on what was provided to it by Seller . Upon providing notice to Purchaser at least one (1) business day in advance, Seller and its agents shall have at its sole cost and expense, the right at all reasonable times to examine and inspect the Equipment and to make extracts from the books and records related to the Schedule A Equipment, and at its sole cost and expense to examine, appraise and protect the Schedule A Equipment . ii. No Transfer or Encumbrance . During the Term of this Agreement, Purchaser agrees that it will not, without in each case obtaining Seller’s prior written consent, (i) sell, lease, transfer or otherwise dispose of all or any part of the Equipment listed on Schedule A or any amendment thereto or license any of the Equipment on Schedule A or any amendment thereto except as otherwise permitted herein, or (ii) encumber the Equipment on Schedule A or any amendment thereto, including, but not limited to, through adverse claims, assignments, attachments, leases, mortgages, security interests, or other liens of any kind or nature (the “ Encumbrances ”) except those in favor of Seller and those consented to in writing by Seller (the “ Permitted Encumbrances ”) . iii. Preservation of the Equipment ; Risk of Loss . Purchaser will at its sole cost and expense maintain the Equipment in good condition and repair, except for ordinary wear and tear or other intentional damages caused by a third party, and in no event in better condition than as of the date transfer to Purchaser . Purchaser will promptly pay all taxes, levies and all costs of repair, maintenance and preservation . Purchaser bears the risk of loss of the Equipment . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Purchaser Default . The Purchaser shall, at Seller’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Purchaser Event of Default ”) : (a) the failure by the Purchaser to perform any of its obligations under this Agreement ; (b) falsity or inaccuracy in any material respect or material breach by the Purchaser of any written warranty, representation or statement made or furnished to Seller by or on behalf of the Purchaser ; (c) the entry of any judgment against the Purchaser placing a lien against or the making of any levy, seizure or attachment of or on the Equipment that could (in Seller’s reasonable sole discretion) have a material adverse effect on the financial condition of the Purchaser or the ability of the Purchaser to perform its obligations ; or (d) any willful act of Purchaser which causes the failure of Seller to have a perfected first priority security interest in the Equipment ; or (e) evidence received by Seller that the Purchaser may have directly or indirectly been engaged in any type of illegal activity which, in Seller’s reasonable discretion, might result in the forfeiture of any property of the Purchaser by any governmental entity, federal, state or local, provided, that, upon the occurrence of any of the foregoing, such event or condition shall not be considered a Purchaser Event of Default unless and until Seller provides notice to Purchaser of its occurrence, and such Purchaser Event of Default is not cured by Purchaser within ten (10) business days thereafter . Purchaser may cure a Purchaser Event of Default pursuant to Section 7 (e) if within fifteen (15) days of being notified from Seller of a potential forfeiture of a Unit it pays to Seller the Unit Purchase Price for such Unit or Units that are subject to forfeiture . The above notwithstanding, it will not be an event of default if Purchaser is unable to operate in a particular jurisdiction due to changes in licensing requirements at the local, municipal or state level . Provided however, that Purchaser’s inability to operate in a particular jurisdiction will not limit, modify or alter Purchaser’s payment obligations in Section 2 above . b. Events of Default by Seller . The Seller shall, at Purchaser’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Seller Event of Default”) : (a) the failure by the Seller to perform any of its obligations under this Agreement ; (b) falsity or inaccuracy in any material respect or material breach by the Seller of any written warranty, representation or statement made or furnished to Purchaser by or on behalf of the Seller ; (c) the entry of any judgment against the Seller placing a lien against or the making of any levy, seizure or attachment of or on the Equipment that could (in Purchaser’s reasonable sole discretion) have a material adverse 6 market the Purchaser’s business, and related services, and support the Purchaser’s revenue growth and improve its current operations . Provided that Seller’s failure to perform its obligations under this Section 6 (b) shall not be deemed a Seller Default . ii. Seller will at its cost, within ten (10) days of notice, discharge or bond any lien filed by any person or entity in relation to the Equipment. iii. Seller agrees to execute and deliver from time to time upon reasonable request of Purchaser such other instruments of assignment, conveyance and transfer and take such other action as Purchaser may reasonably request for the purpose of perfecting, continuing, amending, protecting or further evidencing the arrangements contemplated hereby or to enable Purchaser to exercise and enforce its rights and remedies hereunder and to take title to such Equipment . 7. Events of Default . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Seller Remedies . Upon the occurrence of any such Purchaser Event of Default and at any time thereafter, Seller may declare all of the payments owed for the Equipment secured hereby, and any amendment hereto, immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC . Seller’s remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Purchaser’s premises, or wherever such Equipment may be and take possession of the Equipment without prior notice to the Purchaser or the opportunity for a hearing, and (b) require the Purchaser to assemble the Equipment and make it available to Seller at a place designated by Seller . Expenses of retaking, holding, preparing for disposition, disposing or the Equipment shall include Seller’s reasonable attorneys’ fees and legal expenses, incurred or expended by Seller to enforce any payment due it under this Agreement either as against the Purchaser, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Equipment pledged hereunder . Seller’s rights under this Section 8 shall lapse upon Purchaser’s full satisfaction of its payment obligations under Section 2 (a) above . b. Buyer Remedies . Upon the occurrence of any such Seller Event of Default and at any time thereafter, Purchaser may pursue any remedies provided herein or by any applicable law or in equity . If the Seller Event of Default is due to a reach of Section 6 (b)(ii) Purchaser’s remedies shall include, but are not limited to, the right to step - in on Sellers behalf and at Seller’s sole cost and expense, including attorney’s fees, to discharge or bond any lien, claim, or charge filed by any person or entity in relation to the Equipment and take any other action necessary to ensure clean and marketable title . Expenses include Purchaser’s reasonable attorneys’ fees and legal expenses, incurred or expended by Purchaser to enforce any payment due it under this Agreement either as against the Seller, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Equipment . 9 . Assignment and Assumption of Merchant Agreements . Within ninety days (90), of the execution of this Agreement, and from time to time as Additional Units are purchased, the Parties will use best efforts to enter into the Assignment and Assumption Agreement attached hereto as Exhibit B, which will have as a schedule, each of the Merchant Agreements being assumed by Purchaser . For clarification purposes only, Purchaser acknowledges that there are Merchant Agreements which can only be assigned 7 effect on the financial condition of the Purchaser or the ability of the Seller to perform its obligations ; or (d) any willful act of Seller which causes the failure of Purchaser to have clean and marketable title in the Equipment ; or (e) evidence received by Purchaser that the Seller may have directly or indirectly been engaged in any type of illegal activity which, in Purchaser’s reasonable discretion, might result in the forfeiture of any property of the Purchaser or Seller by any governmental entity, federal, state or local, provided, that, upon the occurrence of any of the foregoing, such event or condition shall not be considered a Seller Event of Default unless and until Purchaser provides notice to Seller of its occurrence, and such Seller Event of Default is not cured by Seller within ten (10) business days thereafter . Seller may cure a Seller Event of Default pursuant to Section 7 (e) if within fifteen (15) days of being notified from Purchaser of a potential forfeiture of a Unit it pays to Purchaser the Unit Purchase Price for such Unit or Units that are subject to forfeiture or replaces such Unit or Units with a Unit or Units that is not subject to potential forfeiture . 8. Remedies . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

with prior consent of the merchant and that Seller is making no representation to the assignability of such Merchant Agreements. 10. Representations and Warranties of Seller . Seller represents and warrants to Purchaser that the statements contained in this Section 10 are correct and complete as of the date hereof. a. Seller is a private limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware . b. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder . Without limiting the generality of the foregoing, the Members and Manager of Seller have duly authorized the execution, delivery, and performance of this Agreement by Seller . This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions . c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the corporate charter of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound . Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the Parties hereto to consummate the transactions contemplated by this Agreement . d. No Violation of Law ; Litigation . It is not in violation of any applicable law, which violations, individually or in the aggregate, would affect performance of any of its obligations under this Agreement . There are no proceedings by or before any court, governmental authority, or dispute resolution body now pending or to its actual knowledge threatened against it which, if adversely determined, could reasonably be expected to have a material adverse effect on its financial condition or right or ability to perform its obligations under this Agreement . This section excludes Seller’s lawsuit pending and active with SandP Solutions, LLC . e. Seller has good and marketable title and ownership, free and clear of all liens, encumbrances, claims, charges, restrictions on transfer, to all Equipment, documentation, materials, software and all other items required for the intended use of the Equipment . Except for the representations contained in this Agreement, Seller is selling the Equipment on an “As Is” basis. 11. Representations and Warranties of Purchaser . Purchaser represents and warrants to Seller that the statements contained in this Section 11 are correct and complete as of the date hereof. a. Athena Bitcoin, Inc . , is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is a wholly owned subsidiary of Athena Bitcoin Global, a Nevada corporation and a publicly listed company on otc markets . b. Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder . This Agreement constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms and conditions . 8 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

c . Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of the corporate charter of Purchaser or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which it is bound . Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the Parties hereto to consummate the transactions contemplated by this Agreement . 12. Seller’s Indemnity . Purchaser shall defend, indemnify and hold harmless Seller and its affiliates, and their respective employees, officers, directors, shareholders and agents (collectively, the “ Seller’s Indemnities ”) from and against any and all losses, liabilities, penalties, fines, damages, expenses (including reasonable attorney’s fees), causes of action, suits or claims of every kind and irrespective of the theory upon which based (collectively, “ Losses ”) relating to or arising from (i) permanent loss and/or damage to the Equipment ; and (ii) any third party claims brought against Seller which are the result of the Purchaser’s breach of this agreement, gross negligence or willful misconduct, except to the extent caused by Seller’s gross negligence or willful misconduct . This Section 12 shall survive termination of this Agreement . 13. Purchaser’s Indemnity . Seller shall defend, indemnify and hold harmless Purchaser, its successors and assigns, and their respective employees, officers, directors, shareholders and agents (collectively, the “ Purchaser’s Indemnities ”) from and against any and all Losses relating to or resulting from (i) the Equipment, including without limitation, Seller’s lack of title to any of the Equipment free and clear of any and all liens or encumbrances ; (ii) permanent loss and/or damage to the Equipment prior to the date of transfer to Purchaser ; (iii) any third party claims brought against Purchaser which are the result of the Seller’s title to the Equipment, including but not limited to Seller’s breach of this Agreement, except to the extent caused by Seller’s gross negligence or willful misconduct . This Section 13 shall survive termination of this Agreement . a. In the event a claim is asserted against Purchaser arising from Seller’s actions with respect to title to a Unit or improper installation of a Unit by Seller at a merchant location then Purchaser may, at its sole election : (i) remove such Unit from the disputed location and place such Unit at a different location ; (ii) return such Unit to Seller and deduct the Unit Purchase Price for such Unit from the total balance owed to Seller ; or (iii) request a new Unit from Seller to replace such Unit where there is a dispute regarding clear title to such Unit . 14. Assignment . This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns . No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party ; provided, however, that Seller or Purchaser may assign any or all of its rights and interests hereunder to one or more of its affiliates . 15. Amendments and Waivers . No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto . No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, 9 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant 16. Exclusivity; Non - competition; Non - disparagement . a. For Seventy Eight (78) months following the Effective Date, Seller, its principals and affiliates, including William Mgt . LLC and Jordan Mirch (the “ Seller Parties ”), agree to exclusively promote, market and sell Units to Purchaser, its successors, assigns and affiliates . b. For Seventy Eight (78) months following the Effective Date, and other than Purchaser’s business, and pre - existing agreements as of the Effective Date, Seller Parties shall not participate as an owner, manager, employee, investor, contractor or consultant in any business that is competitive or a competitor to Purchaser’s business as it is as of the Effective Date . c. For Seventy Eight (78) months following the Effective Date, Seller further agrees not to directly or indirectly, in any communications with any person or entity, make any derogatory, disparaging, critical and/or negative statement whether oral, written or otherwise, against or about Purchaser . 17. Participation in Purchaser’s Equity Compensation Plan . In consideration for the rights and obligations of Seller hereunder, Purchaser acknowledges and agrees that Seller will be eligible to participate in Purchaser’s Equity Compensation Plan, following the completion of Purchaser's S - 1 process and applicable laws and regulations . 18. Amendments to Prior Purchase Agreements . In consideration for the rights and obligations of both Parties hereunder, the Parties wish to amend certain sections of the Prior Purchase Agreements and the Omnibus Agreement as follows : a. Prior Purchase Agreements . The Parties acknowledge that each Exhibit A contained in the Prior Purchase Agreements are incorrect and do not accurately capture the prior units sold . The Parties wish to amend each Exhibit A . i. Each of the Prior Purchase Agreements Exhibit A is hereby amended and replaced with the specific Exhibit A attached on Schedule B to this Agreement. 19. No Waiver ; Cumulative Remedies . The failure of Seller or Purchaser to enforce any one or more of the terms or conditions of this Agreement will not be deemed a waiver of such terms or conditions or limit the right to enforce any term and condition . All rights and remedies provided are cumulative and are not exclusive of any rights or remedies provided by law . 20. Governing Law/Venue . This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida . Each of the Parties hereto submits to the non - exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court . 21. Notice . All notices, requests, demands, claims, and other communications hereunder shall be in writing . Any notice, request, demand, claim, or other communication hereunder shall be deemed duly 10 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below : If to Seller: Taproot Acquisition Enterprises, LLC P.O. Box 192135 Miami Beach, Florida 33193 Attention: Jordan Mirch Email: jmirch@williammgt.com If to Purchaser: Athena Bitcoin, Inc. c/o Matias Goldenhorn – CEO & President 1 SE 3 rd Avenue – Ste 2740 Miami, FL 33131 Email: matias@athenabitcoin.com 22. With a copy that shall not constitute notice, to: legal@athenabitcoin.com Severability . If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect. 23. Counterparts . This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument . 24. Further Assurances . The Parties hereto shall execute such further documents, and perform such further acts, as may be necessary to, transfer and convey the Equipment to Purchaser, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby . Seller has entered into certain merchant agreements for the placement of Units at merchant locations that have been sold to Purchaser and the Parties desire to have such merchant agreements assigned to Purchaser . The Parties agree to work in good faith to have such merchant agreements assigned to Purchaser . 25. Entire Agreement . This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the Parties and supersedes any and all prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof including, but not limited to the Prior Purchase Agreements 26. Interpretation . The headings of Articles and Sections in this Agreement are provided for convenience of reference only and will not affect the meaning of this Agreement . All Schedules and Exhibits to this Agreement are incorporated by reference . All words used in this Agreement will be construed to be of such gender or number as the circumstances require . Unless otherwise expressly provided, the words “include,” “includes” and “including” shall be interpreted to mean “including without limitation . ” A reference to a document, law, code, contract, agreement, or this Agreement, includes a reference to that document, code, contract, or agreement as periodically amended, supplemented, replaced, or restated . The Parties shall act 11 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

iv . will promptly notify the Disclosing Party if it becomes aware of any use, disclosure of or unauthorized written, verbal or visual access to any of the Confidential Information of Disclosing Party in violation of this Agreement . b . If the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, the Receiving Party shall provide : (i) written notice of such requirement to the Disclosing Party within five business days so the Disclosing Party may seek, at its sole cost, a protective order or other remedy or waive compliance with the confidentiality provisions of this Agreement ; and (ii) reasonable assistance, at the Disclosing Party’s sole cost, in opposing such disclosure or seeking a protective order or other limitations 12 reasonably and in accordance with the principles of good faith and fair dealing in the performance of this Agreement. 27. Confidentiality . “Confidential Information” means all, or any part of, and originals or copies of, any information (technical and non - technical), documents, data, records, computer programs, software, inventions, discoveries, designs, promotional ideas, customer information, financial information, practices, processes, methods, techniques, trade secrets, products, the terms of any proposed agreement between the Parties, and/or research (in each case, in any form or media, whether electronic, paper or oral) received by the Receiving Party from the Disclosing Party or its representatives, which is so designated either in writing or by oral communication . Confidential Information shall be deemed to include all notes, analyses, compilations, and other material prepared by the Receiving Party containing any Confidential Information . Confidential Information shall not include information that : (i) is now or becomes publicly available through no breach on the part of the Receiving Party or another person’s confidentiality obligations ; (ii) the Receiving Party can demonstrate it had lawfully in its possession prior to disclosure without any obligation of confidentiality ; (iii) is independently developed by the Receiving Party without access to or the use of any Confidential Information of the Disclosing Party as evidenced by written documentation ; or (iv) the Receiving Party lawfully obtains from a third party who has the right to transfer and disclose it . a. The party that receives Confidential Information (the “ Receiving Party ”) of the Disclosing Party: i. will not disclose or otherwise make available such Confidential Information to any third party, whether by written, verbal or visual means, without the Disclosing Party’s prior written consent ; however, the Receiving Party may disclose the Confidential Information to its officers, employees, consultants, legal advisors, market advisors, trustees, and any others who have a “need to know,” who have been apprised of this restriction, and who are themselves bound by nondisclosure obligations at least as restrictive as those set forth in this Section ; ii. will hold the Confidential Information in confidence and use the same degree of care it uses to keep its own similar information confidential, but in no event shall it use less than a reasonable degree of care ; iii. use such Confidential Information only to perform its obligations or exercise of its rights or remedies under the Agreement; and Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

13 on disclosure . After providing such notice and assistance, if the Receiving Party remains required by law to disclose any Confidential Information, the Receiving Party shall disclose no more than that portion of the Confidential Information which, on the advice of the Receiving Party’s legal counsel, the Receiving Party is legally required to disclose and, upon the Disclosing Party’s request, shall use commercially reasonable efforts to obtain assurances from the applicable court or agency that such Confidential Information will be afforded confidential treatment . c. Nothing in this Agreement shall prevent either Party from using any general methodologies or know - how known by such Party prior to the Disclosing Party’s disclosures under this Agreement and that are contained in the unaided memory of such Party’s personnel provided that in doing so it is not in breach of its obligations of confidentiality under this Section . d. The provisions of this Section 27 shall survive the term of this Agreement and shall continue through the term of the Processing Agreement, except in the case of Confidential Information that is a trade secrets within the meaning of applicable law, which shall survive for so long as such Confidential Information remains a trade secret . e. The Receiving Party shall be responsible for any breach of this Section 27 caused by any of its representatives . On the expiration of this Agreement, the Receiving Party shall, promptly return or destroy all Confidential Information and copies thereof that it has received under this Agreement . f. No Trading . The Recipient acknowledges and is aware of the restrictions imposed by the United States Federal Securities Laws and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company . The Receiver hereby agrees that, while in possession of such material nonpublic information, it shall not purchase or sell any publicly traded securities of Athena Bitcoin Global, communicate such information to any third party, take any other action with respect to Athena Bitcoin Global, in violation of such Laws, or cause or encourage any third party to do any of the foregoing . This Agreement and the Parties’ obligations hereunder shall terminate and be of no further force or effect at the conclusion of the Term, subject to the securities law, as may be applicable . g. The Parties acknowledge and agree that any violation of this Section 27 will cause substantial and irreparable injury to the Disclosing Party and that money damages as a remedy at law for any breach of the provisions of this Section 27 will be inadequate . 28. Taxes . All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the responsible Party . 29. Costs and Attorney’s Fees . In the event either Party brings an action to enforce the terms of this Agreement, the non - prevailing Party in such action shall pay to the prevailing Party the prevailing Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

14 Party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action. [SIGNATURE PAGE TO FOLLOW] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written. SELLER: Taproot Acquisition Enterprises, LLC By: Name: Jordan Mirch Title: Manager PURCHASER: Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Schedule A Equipment Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

152626 152010 152070 151954 151896 151845 151788 151580 152627 152012 152071 151955 151897 151846 151790 151581 152631 152013 152074 151958 151898 151848 151792 151582 152632 152014 152075 151959 151900 151849 151794 151583 152633 152015 152077 151960 151901 151850 151795 151590 152635 152016 152078 151961 151902 151852 151796 151592 152637 152017 152079 151962 151903 151853 151797 151595 152638 152018 152080 151963 151904 151854 151799 151614 152639 152019 152081 151965 151905 151855 151801 151615 156119 152020 152083 151966 151907 151856 151802 151616 156134 152021 152085 151968 151909 151857 151803 151617 156474 152023 152086 151969 151910 151858 151804 151618 156475 152024 152099 151970 151911 151859 151805 151619 156476 152025 152573 151971 151912 151860 151808 151620 156478 152027 152574 151972 151913 151861 151809 151636 156479 152028 152575 151973 151914 151862 151810 151655 156480 152029 152576 151975 151916 151863 151811 151661 156481 152030 152577 151976 151917 151864 151812 151662 156482 152032 152580 151977 151918 151865 151813 151663 156483 152034 152581 151978 151919 151866 151814 151670 156492 152036 152583 151980 151920 151867 151816 151671 156494 152037 152586 151981 151924 151869 151820 151676 156498 152039 152587 151982 151926 151870 151821 151677 KI - 10001 152042 152589 151983 151927 151872 151822 151678 KI - 10002 152044 152591 151984 151928 151873 151823 151682 KI - 10009 152045 152592 151985 151930 151875 151824 151687 KI - 10010 152047 152595 151986 151931 151876 151825 151689 KI - 10014 152048 152597 151987 151932 151877 151827 151691 KI - 10015 152049 152598 151990 151933 151878 151829 151692 KI - 10018 152050 152600 151992 151934 151879 151830 151695 KI - 10022 152051 152601 151993 151936 151880 151831 151696 KI - 10023 152052 152602 151994 151938 151883 151832 151698 KI - 10028 152053 152603 151996 151939 151884 151833 151729 KI - 10029 152054 152604 151997 151940 151885 151834 151730 KI - 10030 152056 152605 151998 151941 151886 151835 151731 KI - 99999 152057 152606 151999 151942 151888 151836 151734 TYKA000047 152059 152608 152000 151943 151889 151837 151735 TYKA000072 152061 152610 152004 151944 151890 151838 151758 TYKA000087 152062 152611 152005 151945 151891 151839 151782 TYKA000118 152064 152613 152006 151948 151892 151840 151784 TYKA000147 152066 152614 152007 151949 151893 151841 151785 TYKA000151 152067 152616 152008 151951 151894 151843 151786 TYKA000152 152068 152617 152009 151952 151895 151844 151787 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA 000162 TYKA 003572 TYKA 001109 TYKA 000165 TYKA 003575 TYKA 001113 TYKA 000216 TYKA 003581 TYKA 001173 TYKA 000230 TYKA 003592 TYKA 001316 TYKA 000235 TYKA 003594 TYKA 001338 TYKA 000246 TYKA 003609 TYKA 001350 TYKA 000249 TYKA 003620 TYKA 001351 TYKA 000251 TYKA 003802 TYKA 001354 TYKA 000257 TYKA 004011 TYKA 001424 TYKA 000258 TYKA 004018 TYKA 001471 TYKA 000305 TYKA 004063 TYKA 001497 TYKA 000311 TYKA 004079 TYKA 001510 TYKA 000331 TYKA 004150 TYKA 001744 TYKA 000337 TYKA 004152 TYKA 001859 TYKA 000437 TYKA 004163 TYKA 001958 TYKA 000472 TYKA 004175 TYKA 001969 TYKA 000490 TYKA 004239 TYKA 001973 TYKA 000590 TYKA 004283 TYKA 001982 TYKA 000604 TYKA 004333 TYKA 001990 TYKA 000606 TYKA 004370 TYKA 002009 TYKA 000632 TYKA 004388 TYKA 002010 TYKA 000633 TYKA 004403 TYKA 002059 TYKA 000640 TYKA 004459 TYKA 002253 TYKA 000641 TYKA 004517 TYKA 002261 TYKA 000712 TYKA 004529 TYKA 002323 TYKA 000713 TYKA 004619 TYKA 002353 TYKA 000726 TYKA 004621 TYKA 002358 TYKA 000728 TYKA 004635 TYKA 002448 TYKA 000760 TYKA 004640 TYKA 002510 TYKA 000770 TYKA 004650 TYKA 002559 TYKA 000813 TYKA 004651 TYKA 002772 TYKA 000819 TYKA 004652 TYKA 002860 TYKA 000874 TYKA 004653 TYKA 002865 TYKA 000911 TYKA 004705 TYKA 002945 TYKA 000921 TYKA 004706 TYKA 002983 TYKA 000950 TYKA 004709 TYKA 003147 TYKA 000964 TYKA 004710 TYKA 003166 TYKA 001038 TYKA 004713 TYKA 003308 TYKA 001049 TYKA 004715 TYKA 003324 TYKA 001050 TYKA 004716 TYKA 003400 TYKA 001057 TYKA 004717 TYKA 003412 TYKA 001062 TYKA 004719 TYKA 003504 TYKA 001084 TYKA 004721 TYKA 003550 TYKA 005909 TYKA 004722 TYKA 006480 TYKA 006728 TYKA 007275 TYKA 006029 TYKA 004725 TYKA 006481 TYKA 006765 TYKA 007276 TYKA 006060 TYKA 004729 TYKA 006484 TYKA 006766 TYKA 007277 TYKA 006063 TYKA 004731 TYKA 006485 TYKA 006768 TYKA 007278 TYKA 006072 TYKA 004734 TYKA 006486 TYKA 006769 TYKA 007280 TYKA 006074 TYKA 004740 TYKA 006491 TYKA 006770 TYKA 007282 TYKA 006075 TYKA 004755 TYKA 006492 TYKA 006773 TYKA 007284 TYKA 006137 TYKA 004756 TYKA 006493 TYKA 006774 TYKA 007287 TYKA 006139 TYKA 004757 TYKA 006496 TYKA 006776 TYKA 007289 TYKA 006254 TYKA 004759 TYKA 006500 TYKA 006777 TYKA 007291 TYKA 006257 TYKA 004764 TYKA 006502 TYKA 006778 TYKA 007292 TYKA 006259 TYKA 004768 TYKA 006503 TYKA 006780 TYKA 007369 TYKA 006264 TYKA 004769 TYKA 006534 TYKA 006782 TYKA 007371 TYKA 006265 TYKA 004771 TYKA 006536 TYKA 006783 TYKA 007392 TYKA 006266 TYKA 004819 TYKA 006537 TYKA 006791 TYKA 007400 TYKA 006270 TYKA 004902 TYKA 006538 TYKA 006792 TYKA 007446 TYKA 006271 TYKA 004956 TYKA 006541 TYKA 006793 TYKA 007526 TYKA 006277 TYKA 004959 TYKA 006545 TYKA 006794 TYKA 007535 TYKA 006279 TYKA 004964 TYKA 006547 TYKA 006809 TYKA 007551 TYKA 006280 TYKA 004966 TYKA 006551 TYKA 006837 TYKA 007557 TYKA 006283 TYKA 004973 TYKA 006552 TYKA 007044 TYKA 007558 TYKA 006288 TYKA 004982 TYKA 006553 TYKA 007045 TYKA 007559 TYKA 006296 TYKA 005161 TYKA 006556 TYKA 007050 TYKA 007560 TYKA 006368 TYKA 005162 TYKA 006562 TYKA 007052 TYKA 007562 TYKA 006376 TYKA 005223 TYKA 006564 TYKA 007057 TYKA 007568 TYKA 006377 TYKA 005224 TYKA 006565 TYKA 007064 TYKA 007572 TYKA 006382 TYKA 005226 TYKA 006569 TYKA 007154 TYKA 007573 TYKA 006383 TYKA 005228 TYKA 006570 TYKA 007166 TYKA 007575 TYKA 006386 TYKA 005229 TYKA 006573 TYKA 007239 TYKA 007579 TYKA 006389 TYKA 005230 TYKA 006575 TYKA 007246 TYKA 007589 TYKA 006390 TYKA 005233 TYKA 006577 TYKA 007247 TYKA 007600 TYKA 006391 TYKA 005234 TYKA 006579 TYKA 007251 TYKA 007604 TYKA 006392 TYKA 005236 TYKA 006582 TYKA 007253 TYKA 007715 TYKA 006398 TYKA 005238 TYKA 006584 TYKA 007255 TYKA 007724 TYKA 006399 TYKA 005240 TYKA 006588 TYKA 007257 TYKA 007925 TYKA 006402 TYKA 005241 TYKA 006590 TYKA 007258 TYKA 007977 TYKA 006406 TYKA 005243 TYKA 006599 TYKA 007259 TYKA 008136 TYKA 006408 TYKA 005245 TYKA 006607 TYKA 007260 TYKA 008140 TYKA 006409 TYKA 005246 TYKA 006608 TYKA 007264 TYKA 008141 TYKA 006410 TYKA 005247 TYKA 006609 TYKA 007270 TYKA 008142 TYKA 006414 TYKA 005281 TYKA 006649 TYKA 007271 TYKA 008146 TYKA 006417 TYKA 005283 TYKA 006709 TYKA 007272 TYKA 008147 TYKA 006477 TYKA 005284 TYKA 006727 TYKA 007274 TYKA 008150 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA 008267 TYKA 008612 TYKA 008850 TYKA 008268 TYKA 008618 TYKA 008853 TYKA 008353 TYKA 008620 TYKA 008855 TYKA 008357 TYKA 008623 TYKA 008860 TYKA 008358 TYKA 008635 TYKA 008863 TYKA 008361 TYKA 008636 TYKA 008866 TYKA 008364 TYKA 008639 TYKA 008867 TYKA 008368 TYKA 008651 TYKA 008870 TYKA 008369 TYKA 008658 TYKA 008875 TYKA 008371 TYKA 008725 TYKA 008876 TYKA 008372 TYKA 008726 TYKA 008878 TYKA 008375 TYKA 008733 TYKA 008879 TYKA 008376 TYKA 008737 TYKA 008880 TYKA 008377 TYKA 008741 TYKA 008881 TYKA 008378 TYKA 008743 TYKA 008882 TYKA 008409 TYKA 008745 TYKA 008884 TYKA 008411 TYKA 008746 TYKA 008887 TYKA 008413 TYKA 008748 TYKA 008888 TYKA 008420 TYKA 008752 TYKA 008889 TYKA 008425 TYKA 008753 TYKA 008952 TYKA 008567 TYKA 008754 TYKA 008966 TYKA 008570 TYKA 008755 TYKA 008982 TYKA 008571 TYKA 008756 TYKA 008987 TYKA 008575 TYKA 008759 TYKA 009002 TYKA 008576 TYKA 008761 TYKA 009068 TYKA 008577 TYKA 008763 TYKA 009090 TYKA 008579 TYKA 008765 TYKA 009093 TYKA 008581 TYKA 008768 TYKA 009101 TYKA 008584 TYKA 008769 TYKA 009178 TYKA 008589 TYKA 008773 TYKA 009181 TYKA 008591 TYKA 008774 TYKA 009184 TYKA 008592 TYKA 008775 TYKA 009192 TYKA 008594 TYKA 008834 TYKA 009193 TYKA 008595 TYKA 008835 TYKA 009195 TYKA 008596 TYKA 008837 TYKA 009196 TYKA 008599 TYKA 008839 TYKA 009200 TYKA 008600 TYKA 008840 TYKA 009204 TYKA 008602 TYKA 008841 TYKA 009205 TYKA 008603 TYKA 008842 TYKA 009208 TYKA 008604 TYKA 008843 TYKA 009217 TYKA 008605 TYKA 008847 TYKA 009222 TYKA 008606 TYKA 008848 TYKA 009224 TYKA 008609 TYKA 008849 TYKA 009226 TYKA 009227 TYKA 005285 TYKA 009710 TYKA 012644 TYKA 008176 TYKA 009358 TYKA 005286 TYKA 009711 TYKA 012854 TYKA 008177 TYKA 009369 TYKA 005287 TYKA 009712 TYKA 012941 TYKA 008178 TYKA 009370 TYKA 005288 TYKA 009713 TYKA 012944 TYKA 008181 TYKA 009375 TYKA 005289 TYKA 009715 TYKA 012977 TYKA 008182 TYKA 009376 TYKA 005290 TYKA 009716 TYKA 013059 TYKA 008184 TYKA 009377 TYKA 005291 TYKA 009722 TYKA 013084 TYKA 008186 TYKA 009632 TYKA 005292 TYKA 009724 TYKA 013126 TYKA 008188 TYKA 009633 TYKA 005293 TYKA 009726 TYKA 013128 TYKA 008189 TYKA 009634 TYKA 005294 TYKA 009728 TYKA 013284 TYKA 008190 TYKA 009638 TYKA 005301 TYKA 009729 TYKA 013647 TYKA 008191 TYKA 009639 TYKA 005302 TYKA 009742 TYKA 014357 TYKA 008192 TYKA 009640 TYKA 005304 TYKA 009745 TYKA 015204 TYKA 008195 TYKA 009644 TYKA 005305 TYKA 009929 TYKA 055137 TYKA 008196 TYKA 009645 TYKA 005306 TYKA 009965 TYKA 090213 TYKA 008197 TYKA 009647 TYKA 005452 TYKA 009999 TYKA 090328 TYKA 008198 TYKA 009648 TYKA 005453 TYKA 010002 TYKV 000076 TYKA 008201 TYKA 009649 TYKA 005456 TYKA 010178 TYKV 000080 TYKA 008202 TYKA 009650 TYKA 005457 TYKA 010374 TYKV 000100 TYKA 008204 TYKA 009651 TYKA 005458 TYKA 010392 TYKV 000103 TYKA 008206 TYKA 009655 TYKA 005459 TYKA 010409 TYKV 000356 TYKA 008208 TYKA 009657 TYKA 005461 TYKA 010423 TYKV 000360 TYKA 008211 TYKA 009659 TYKA 005462 TYKA 010428 TYKV 000361 TYKA 008213 TYKA 009661 TYKA 005463 TYKA 010503 TYKV 000374 TYKA 008219 TYKA 009664 TYKA 005505 TYKA 010528 TYKV 000376 TYKA 008224 TYKA 009665 TYKA 005652 TYKA 010550 TYKV 000509 TYKA 008225 TYKA 009666 TYKA 005653 TYKA 010570 TYKV 000512 TYKA 008226 TYKA 009667 TYKA 005655 TYKA 010595 TYKV 000513 TYKA 008227 TYKA 009668 TYKA 005656 TYKA 010717 TYKV 000514 TYKA 008230 TYKA 009672 TYKA 005659 TYKA 010753 TYKV 000516 TYKA 008233 TYKA 009676 TYKA 005661 TYKA 011230 TYKV 000523 TYKA 008235 TYKA 009677 TYKA 005665 TYKA 011233 TYKV 000526 TYKA 008236 TYKA 009679 TYKA 005666 TYKA 011235 TYKV 000527 TYKA 008237 TYKA 009680 TYKA 005668 TYKA 011236 TYKV 000566 TYKA 008239 TYKA 009686 TYKA 005670 TYKA 011237 TYKV 000567 TYKA 008240 TYKA 009690 TYKA 005671 TYKA 011239 TYKV 000568 TYKA 008243 TYKA 009691 TYKA 005675 TYKA 011240 TYKV 000569 TYKA 008244 TYKA 009692 TYKA 005676 TYKA 011241 TYKV 000570 TYKA 008247 TYKA 009702 TYKA 005677 TYKA 011244 TYKV 000572 TYKA 008248 TYKA 009703 TYKA 005678 TYKA 011250 TYKV 000574 TYKA 008256 TYKA 009705 TYKA 005709 TYKA 011251 TYKV 000575 TYKA 008258 TYKA 009706 TYKA 005856 TYKA 011257 TYKV 000576 TYKA 008263 TYKA 009707 TYKA 005898 TYKA 011261 TYKV 000577 TYKA 008266 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA 011267 TYKV 000578 TYKV 001175 TYKA 011271 TYKV 000580 TYKV 001180 TYKA 011311 TYKV 000583 TYKV 001182 TYKA 011401 TYKV 000587 TYKV 001184 TYKA 011408 TYKV 000590 TYKV 001186 TYKA 011410 TYKV 000593 TYKV 001195 TYKA 011412 TYKV 000594 TYKV 001197 TYKA 011426 TYKV 000595 TYKV 001203 TYKA 011429 TYKV 000597 TYKV 001205 TYKA 011438 TYKV 000600 TYKV 001207 TYKA 011439 TYKV 000602 TYKV 001208 TYKA 011440 TYKV 000604 TYKV 001212 TYKA 011444 TYKV 000605 TYKV 001214 TYKA 011447 TYKV 000606 TYKV 001232 TYKA 011450 TYKV 000608 TYKV 001233 TYKA 011470 TYKV 000609 TYKV 001242 TYKA 011503 TYKV 000610 TYKV 001256 TYKA 011514 TYKV 000611 TYKV 001330 TYKA 011562 TYKV 000612 TYKV 001336 TYKA 011568 TYKV 000613 TYKV 001346 TYKA 012027 TYKV 000615 TYKV 001360 TYKA 012030 TYKV 000790 TYKV 001366 TYKA 012035 TYKV 000792 TYKV 001368 TYKA 012036 TYKV 000796 TYKV 001369 TYKA 012037 TYKV 000797 TYKV 001371 TYKA 012048 TYKV 000798 TYKV 001394 TYKA 012056 TYKV 000810 TYKV 001427 TYKA 012058 TYKV 000814 TYKV 001429 TYKA 012060 TYKV 000822 TYKV 001432 TYKA 012067 TYKV 000826 TYKV 001445 TYKA 012077 TYKV 000828 TYKV 001446 TYKA 012080 TYKV 000890 TYKV 001450 TYKA 012101 TYKV 000906 TYKV 001451 TYKA 012103 TYKV 000926 TYKV 001453 TYKA 012104 TYKV 000936 TYKV 001455 TYKA 012121 TYKV 001011 TYKV 001462 TYKA 012133 TYKV 001156 TYKV 001463 TYKA 012172 TYKV 001157 TYKV 001465 TYKA 012202 TYKV 001161 TYKV 001477 TYKA 012230 TYKV 001165 TYKV 001523 TYKA 012231 TYKV 001169 TYKV 001528 TYKA 012237 TYKV 001170 TYKV 001529 TYKA 012296 TYKV 001174 TYKV 001745 TYKV 001865 TYKV 023292 TYKV 063801 TYKV 003001 TYKV 150309 TYKV 001905 TYKV 023341 TYKV 074141 TYKV 003004 TYKV 150320 TYKV 002030 TYKV 023390 TYKV 074486 TYKV 003005 TYKV 150331 TYKV 002043 TYKV 023439 TYKV 074762 TYKV 003020 TYKV 150342 TYKV 002057 TYKV 023537 TYKV 075659 TYKV 003030 TYKV 150364 TYKV 002063 TYKV 023831 TYKV 076073 TYKV 003034 TYKV 150408 TYKV 002068 TYKV 023978 TYKV 076280 TYKV 013970 TYKV 150419 TYKV 002070 TYKV 024027 TYKV 076349 TYKV 015244 TYKV 150430 TYKV 002103 TYKV 024125 TYKV 076556 TYKV 015345 TYKV 150452 TYKV 002105 TYKV 024174 TYKV 077108 TYKV 015590 TYKV 150518 TYKV 002108 TYKV 024419 TYKV 077177 TYKV 015786 TYKV 150529 TYKV 002114 TYKV 024468 TYKV 077246 TYKV 017945 TYKV 150540 TYKV 002435 TYKV 024566 TYKV 077315 TYKV 018141 TYKV 150562 TYKV 002437 TYKV 024615 TYKV 090208 TYKV 018190 TYKV 150584 TYKV 002560 TYKV 024664 TYKV 090277 TYKV 018239 TYKV 170122 TYKV 002565 TYKV 024762 TYKV 090346 TYKV 018337 TYKV 170133 TYKV 002566 TYKV 024811 TYKV 090484 TYKV 018386 TYKV 170155 TYKV 002574 TYKV 024860 TYKV 090553 TYKV 018435 TYKV 170221 TYKV 002576 TYKV 025105 TYKV 090967 TYKV 018533 TYKV 170342 TYKV 002578 TYKV 025203 TYKV 091312 TYKV 018631 TYKV 170485 TYKV 002579 TYKV 025350 TYKV 091450 TYKV 018729 TYKV 170507 TYKV 002580 TYKV 025399 TYKV 091588 TYKV 018778 TYKV 170540 TYKV 002581 TYKV 025546 TYKV 091726 TYKV 018827 TYKV 170584 TYKV 002585 TYKV 025644 TYKV 092140 TYKV 018876 ТYKА 010579 TYKV 002589 TYKV 025693 TYKV 092209 TYKV 019023 ТYKА 010597 TYKV 002596 TYKV 025892 TYKV 092278 TYKV 019072 TYKV 002599 TYKV 025990 TYKV 092761 TYKV 019170 TYKV 002600 TYKV 026039 TYKV 093037 TYKV 019219 TYKV 002602 TYKV 026431 TYKV 150012 TYKV 019366 TYKV 002603 TYKV 026774 TYKV 150045 TYKV 019415 TYKV 002607 TYKV 026823 TYKV 150056 TYKV 019464 TYKV 002610 TYKV 026921 TYKV 150067 TYKV 019562 TYKV 002611 TYKV 027019 TYKV 150078 TYKV 019709 TYKV 002620 TYKV 027460 TYKV 150089 TYKV 019807 TYKV 002629 TYKV 027656 TYKV 150111 TYKV 019905 TYKV 002645 TYKV 027803 TYKV 150122 TYKV 019954 TYKV 002647 TYKV 027950 TYKV 150155 TYKV 020101 TYKV 002648 TYKV 030436 TYKV 150166 TYKV 020150 TYKV 002992 TYKV 031393 TYKV 150188 TYKV 020248 TYKV 002993 TYKV 046966 TYKV 150199 TYKV 020346 TYKV 002997 TYKV 059385 TYKV 150243 TYKV 020395 TYKV 002998 TYKV 059454 TYKV 150265 TYKV 020888 TYKV 003000 TYKV 061041 TYKV 150287 TYKV 023044 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Schedule B Amended Exhibit A to the Prior Purchase Agreements Prior Purchase Agreement 1 [attached] Prior Purchase Agreement 2 [attached] Prior Purchase Agreement 3 [attached] Prior Purchase Agreement 4 [attached] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Prior Purchase Agreement 1 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV064077 List A TYKV002745 List A TYKA000167 List A TYKV064215 List A TYKV002746 List A TYKA000172 List A TYKV064284 List A TYKV002747 List A TYKA000336 List A TYKV064353 List A TYKV002748 List A TYKA000887 List A TYKV064422 List A TYKV002750 List A TYKA000936 List A TYKV064560 List A TYKV002751 List A TYKA001149 List A TYKV064629 List A TYKV002757 List A TYKA001208 List A TYKV064767 List A TYKV002758 List A TYKA001210 List A TYKV064836 List A TYKV002761 List A TYKA001211 List A TYKV065181 List A TYKV002762 List A TYKA001572 List A TYKV070001 List A TYKV002764 List A TYKA001615 List A TYKV070070 List A TYKV002766 List A TYKA001616 List A TYKV070139 List A TYKV002767 List A TYKA001714 List A TYKV070208 List A TYKV002768 List A TYKA001735 List A TYKV070277 List A TYKV002770 List A TYKA001757 List A TYKV070346 List A TYKV002831 List A TYKA001801 List A TYKV070415 List A TYKV002834 List A TYKA001825 List A TYKV070484 List A TYKV002835 List A TYKA001829 List A TYKV070553 List A TYKV002836 List A TYKA001834 List A TYKV070760 List A TYKV002837 List A TYKA001838 List A TYKV070829 List A TYKV002839 List A TYKA001860 List A TYKV070898 List A TYKV002840 List A TYKA001866 List A TYKV070967 List A TYKV002841 List A TYKA001905 List A TYKV071036 List A TYKV002842 List A TYKA001940 List A TYKV071105 List A TYKV002843 List A TYKA001948 List A TYKV071174 List A TYKV002844 List A TYKA001956 List A TYKV071243 List A TYKV002845 List A TYKA001962 List A TYKV071381 List A TYKV002849 List A TYKA002039 List A TYKV071450 List A TYKV002850 List A TYKA002041 List A TYKV071519 List A TYKV002852 List A TYKA002053 List A TYKV071588 List A TYKV002853 List A TYKA002062 List A TYKV071657 List A TYKV002855 List A TYKA002068 List A TYKV071726 List A TYKV002865 List A TYKA002069 List A TYKV071795 List A TYKV002867 List A TYKA002117 List A TYKV071864 List A TYKV002868 List A TYKA002145 List A TYKV072002 List A TYKV002870 List A TYKA002225 List A TYKV072209 List A TYKV002875 List A TYKA002227 List A TYKV072692 List A TYKV002877 List A TYKA002228 List A TYKV072761 List A TYKV002878 List A TYKA002229 List A TYKV072830 List A TYKV002879 List A TYKA002230 List A TYKV072899 List A TYKV002881 List A TYKA002235 List A TYKV072968 List A TYKV002894 List A TYKA002236 List A TYKV073106 List A TYKV002907 List A TYKA002238 List A TYKV073313 List A TYKV011373 List A TYKA002239 List A TYKV073451 List A TYKV012745 List A TYKA002254 List A TYKV073520 List A TYKV012941 List A TYKA002255 List A TYKV073589 List A TYKV012990 List A TYKA002259 List A TYKV073658 List A TYKV013137 List A TYKA002262 List A TYKV073796 List A TYKV013235 List A TYKA002272 List A TYKV073934 List A TYKV013284 List A TYKA002306 List A TYKV074072 List A TYKV013627 List A TYKA002309 List A TYKV074279 List A TYKV013921 List A TYKA002314 List A TYKV074555 List A TYKV014166 List A TYKA002317 List A TYKV074693 List A TYKV014264 List A TYKA002329 List A TYKV075107 List A TYKV014509 List A TYKA002331 List A TYKV075176 List A TYKV014901 List A TYKA002333 List A TYKV075452 List A TYKV017746 List A TYKA002337 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV075590 List A TYKV030001 List A TYKA002346 List A TYKV075935 List A TYKV030088 List A TYKA002356 List A TYKV076142 List A TYKV030175 List A TYKA002413 List A TYKV076487 List A TYKV030610 List A TYKA002451 List A TYKV076625 List A TYKV030697 List A TYKA002453 List A TYKV076970 List A TYKV030784 List A TYKA002544 List A TYKV077453 List A TYKV030871 List A TYKA002546 List A TYKV077591 List A TYKV031045 List A TYKA002547 List A TYKV077660 List A TYKV031219 List A TYKA002554 List A TYKV077729 List A TYKV031480 List A TYKA002555 List A TYKV077798 List A TYKV032089 List A TYKA002691 List A TYKV077867 List A TYKV032176 List A TYKA002773 List A TYKV077936 List A TYKV032524 List A TYKA002776 List A TYKV078005 List A TYKV032785 List A TYKA002817 List A TYKV078074 List A TYKV032959 List A TYKA002821 List A TYKV078143 List A TYKV033046 List A TYKA002887 List A TYKV078212 List A TYKV033220 List A TYKA002927 List A TYKV078281 List A TYKV033481 List A TYKA002928 List A TYKV078350 List A TYKV033568 List A TYKA002933 List A TYKV078419 List A TYKV033655 List A TYKA002938 List A TYKV078488 List A TYKV033829 List A TYKA002941 List A TYKV078557 List A TYKV034090 List A TYKA003084 List A TYKV078626 List A TYKV034264 List A TYKA003141 List A TYKV078695 List A TYKV034612 List A TYKA003149 List A TYKV078764 List A TYKV044095 List A TYKA003151 List A TYKV078833 List A TYKV044269 List A TYKA003153 List A TYKV078902 List A TYKV044356 List A TYKA003154 List A TYKV078971 List A TYKV044443 List A TYKA003157 List A TYKV079040 List A TYKV044530 List A TYKA003158 List A TYKV079109 List A TYKV044617 List A TYKA003168 List A TYKV079178 List A TYKV044704 List A TYKA003485 List A TYKV079247 List A TYKV044791 List A TYKA003488 List A TYKV079316 List A TYKV045052 List A TYKA003544 List A TYKV079385 List A TYKV045139 List A TYKA003547 List A TYKV079454 List A TYKV045226 List A TYKA003552 List A TYKV079661 List A TYKV045400 List A TYKA003553 List A TYKV079730 List A TYKV045661 List A TYKA003555 List A TYKV079799 List A TYKV045835 List A TYKA003556 List A TYKV079868 List A TYKV045922 List A TYKA003557 List A TYKV080006 List A TYKV046009 List A TYKA003558 List A TYKV080075 List A TYKV046096 List A TYKA003568 List A TYKV080144 List A TYKV046270 List A TYKA003578 List A TYKV080213 List A TYKV046444 List A TYKA003601 List A TYKV080282 List A TYKV046531 List A TYKA003616 List A TYKV080351 List A TYKV046618 List A TYKA003684 List A TYKV080420 List A TYKV046792 List A TYKA003685 List A TYKV080489 List A TYKV047053 List A TYKA003686 List A TYKV080558 List A TYKV047140 List A TYKA003687 List A TYKV080627 List A TYKV047227 List A TYKA003689 List A TYKV080696 List A TYKV047314 List A TYKA003693 List A TYKV080765 List A TYKV047575 List A TYKA003701 List A TYKV080834 List A TYKV047662 List A TYKA003704 List A TYKV080903 List A TYKV047749 List A TYKA003707 List A TYKV080972 List A TYKV047836 List A TYKA003712 List A TYKV081041 List A TYKV047923 List A TYKA003713 List A TYKV081110 List A TYKV048010 List A TYKA003716 List A TYKV091381 List A TYKV048097 List A TYKA003720 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV093244 List A TYKV048184 List A TYKA003722 List A TYKV093658 List A TYKV048271 List A TYKA003729 List A TYKV093727 List A TYKV053037 List A TYKA003730 List A TYKV093865 List A TYKV057453 List A TYKA003731 List A TYKV093934 List A TYKV057522 List A TYKA003735 List A TYKV094072 List A TYKV057591 List A TYKA003736 List A TYKV094210 List A TYKV057660 List A TYKA003737 List A TYKV094279 List A TYKV057729 List A TYKA003740 List A TYKV094693 List A TYKV057798 List A TYKA004045 List A TYKV094831 List A TYKV057867 List A TYKA004113 List A TYKV094900 List A TYKV057936 List A TYKA004134 List A TYKV094969 List A TYKV058005 List A TYKA004264 List A TYKV095038 List A TYKV058074 List A TYKA004278 List A TYKV095107 List A TYKV058143 List A TYKA004293 List A TYKV095176 List A TYKV058281 List A TYKA004296 List A TYKV095521 List A TYKV058350 List A TYKA004308 List A TYKV095728 List A TYKV058419 List A TYKA004317 List A TYKV095797 List A TYKV058488 List A TYKA004321 List A TYKV095866 List A TYKV058557 List A TYKA004453 List A TYKV096004 List A TYKV058695 List A TYKA004456 List A TYKV096211 List A TYKV058764 List A TYKA004461 List A TYKV096349 List A TYKV058833 List A TYKA004463 List A TYKV096418 List A TYKV058902 List A TYKA004464 List A TYKV096556 List A TYKV058971 List A TYKA004465 List A TYKV096694 List A TYKV059040 List A TYKA004468 List A TYKV096763 List A TYKV059109 List A TYKA004469 List A TYKV096832 List A TYKV059247 List A TYKA004481 List A TYKV097039 List A TYKV059316 List A TYKA004996 List A TYKV097108 List A TYKV059523 List A TYKA004997 List A TYKV097177 List A TYKV059661 List A TYKA005003 List A TYKV097384 List A TYKV059730 List A TYKA005007 List A TYKV140001 List A TYKV059868 List A TYKA005018 List A TYKV140012 List A TYKV060006 List A TYKA005042 List A TYKV140023 List A TYKV060075 List A TYKA005047 List A TYKV140034 List A TYKV060213 List A TYKA005817 List A TYKV140045 List A TYKV060282 List A TYKA005837 List A TYKV140089 List A TYKV060351 List A TYKA005841 List A TYKV140111 List A TYKV060420 List A TYKA006252 List A TYKV140133 List A TYKV060489 List A TYKA006263 List A TYKV140144 List A TYKV060627 List A TYKA006278 List A TYKV140155 List A TYKV060765 List A TYKA006292 List A TYKV140166 List A TYKV060834 List A TYKA006293 List A TYKV140177 List A TYKV060903 List A TYKA006294 List A TYKV140188 List A TYKV060972 List A TYKA006297 List A TYKV140199 List A TYKV061110 List A TYKA006571 List A TYKV140221 List A TYKV061179 List A TYKA008148 List A TYKV140243 List A TYKV061317 List A TYKA008209 List A TYKV140254 List A TYKV061386 List A TYKA008222 List A TYKV140265 List A TYKV061455 List A TYKA011058 List A TYKV140287 List A TYKV061593 List A TYKA011065 List A TYKV140298 List A TYKV061731 List A TYKA011067 List A TYKV140309 List A TYKV061800 List A TYKA011070 List A TYKV140353 List A TYKV061869 List A TYKA011071 List A TYKV140364 List A TYKV061938 List A TYKA011073 List A TYKV140375 List A TYKV062007 List A TYKA011075 List A TYKV140419 List A TYKV062076 List A TYKA011081 List A TYKV140430 List A TYKV062145 List A TYKA011088 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV140441 List A TYKV062214 List A TYKA011089 List A TYKV140452 List A TYKV062283 List A TYKA011094 List A TYKV140463 List A TYKV062352 List A TYKA011102 List A TYKV140474 List A TYKV062490 List A TYKA011107 List A TYKV140529 List A TYKV062559 List A TYKV001447 List A TYKV140540 List A TYKV062628 List A TYKV002723 List A TYKV140551 List A TYKV062697 List A TYKV002724 List A TYKV140562 List A TYKV062766 List A TYKV002726 List A TYKV140584 List A TYKV062835 List A TYKV002727 List A TYKA006289 List A - Chivo TYKV062904 List A TYKV002728 List A TYKA006291 List A - Chivo TYKV062973 List A TYKV002729 List A TYKV059937 List A - Chivo TYKV063111 List A TYKV002730 List A TYKV000367 List A - TYKV063249 List A TYKV002731 List A TYKV002989 List A - TYKV063318 List A TYKV002732 List A TYKA008251 List A - TYKV063387 List A TYKV002734 List A TYKA008254 List A - TYKV063456 List A TYKV002737 List A TYKA008257 List A - TYKV063525 List A TYKV002738 List A TYKA008260 List A - TYKV063663 List A TYKV002739 List A TYKV063870 List A TYKV002744 List A TYKV064008 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Prior Purchase Agreement 2 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV001251 Inv 1002 TYKA010007 Inv 1002 TYKA000051 Inv 1002 TYKV001262 Inv 1002 TYKA010011 Inv 1002 TYKA000318 Inv 1002 TYKV001263 Inv 1002 TYKA010012 Inv 1002 TYKA000676 Inv 1002 TYKV001470 Inv 1002 TYKA010013 Inv 1002 TYKA001090 Inv 1002 TYKV001497 Inv 1002 TYKA010026 Inv 1002 TYKA001209 Inv 1002 TYKV002020 Inv 1002 TYKA010030 Inv 1002 TYKA001733 Inv 1002 TYKV002032 Inv 1002 TYKA010397 Inv 1002 TYKA002355 Inv 1002 TYKV002033 Inv 1002 TYKA010513 Inv 1002 TYKA002505 Inv 1002 TYKV002034 Inv 1002 TYKA010588 Inv 1002 TYKA002794 Inv 1002 TYKV002035 Inv 1002 TYKA011248 Inv 1002 TYKA002815 Inv 1002 TYKV002040 Inv 1002 TYKA011287 Inv 1002 TYKA002852 Inv 1002 TYKV002048 Inv 1002 TYKA011328 Inv 1002 TYKA002856 Inv 1002 TYKV002051 Inv 1002 TYKA011481 Inv 1002 TYKA002886 Inv 1002 TYKV002066 Inv 1002 TYKA011505 Inv 1002 TYKA002931 Inv 1002 TYKV002077 Inv 1002 TYKA011516 Inv 1002 TYKA002940 Inv 1002 TYKV002079 Inv 1002 TYKA011742 Inv 1002 TYKA003075 Inv 1002 TYKV002084 Inv 1002 TYKA011767 Inv 1002 TYKA003076 Inv 1002 TYKV002085 Inv 1002 TYKA012105 Inv 1002 TYKA003115 Inv 1002 TYKV002090 Inv 1002 TYKA012107 Inv 1002 TYKA003156 Inv 1002 TYKV002095 Inv 1002 TYKA012114 Inv 1002 TYKA003162 Inv 1002 TYKV002096 Inv 1002 TYKA012118 Inv 1002 TYKA003170 Inv 1002 TYKV002100 Inv 1002 TYKA012120 Inv 1002 TYKA003236 Inv 1002 TYKV002112 Inv 1002 TYKA012131 Inv 1002 TYKA003277 Inv 1002 TYKV002119 Inv 1002 TYKA012204 Inv 1002 TYKA003285 Inv 1002 TYKV002123 Inv 1002 TYKA012211 Inv 1002 TYKA003293 Inv 1002 TYKV002126 Inv 1002 TYKA012221 Inv 1002 TYKA003298 Inv 1002 TYKV002562 Inv 1002 TYKA012223 Inv 1002 TYKA003329 Inv 1002 TYKV002568 Inv 1002 TYKA012234 Inv 1002 TYKA003332 Inv 1002 TYKV002569 Inv 1002 TYKA012260 Inv 1002 TYKA003333 Inv 1002 TYKV002575 Inv 1002 TYKA012268 Inv 1002 TYKA003336 Inv 1002 TYKV002583 Inv 1002 TYKA012272 Inv 1002 TYKA003340 Inv 1002 TYKV002586 Inv 1002 TYKA012291 Inv 1002 TYKA003457 Inv 1002 TYKV002587 Inv 1002 TYKA012302 Inv 1002 TYKA003466 Inv 1002 TYKV002591 Inv 1002 TYKA012375 Inv 1002 TYKA003500 Inv 1002 TYKV002592 Inv 1002 TYKA012404 Inv 1002 TYKA003607 Inv 1002 TYKV002593 Inv 1002 TYKA012598 Inv 1002 TYKA003614 Inv 1002 TYKV002597 Inv 1002 TYKA012604 Inv 1002 TYKA003705 Inv 1002 TYKV002598 Inv 1002 TYKA012618 Inv 1002 TYKA003727 Inv 1002 TYKV002605 Inv 1002 TYKA012641 Inv 1002 TYKA003766 Inv 1002 TYKV002608 Inv 1002 TYKA012645 Inv 1002 TYKA003800 Inv 1002 TYKV002609 Inv 1002 TYKA012853 Inv 1002 TYKA003801 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV002612 Inv 1002 TYKA012855 Inv 1002 TYKA003861 Inv 1002 TYKV002617 Inv 1002 TYKA012981 Inv 1002 TYKA003908 Inv 1002 TYKV002618 Inv 1002 TYKA013058 Inv 1002 TYKA003911 Inv 1002 TYKV002621 Inv 1002 TYKA013062 Inv 1002 TYKA003937 Inv 1002 TYKV002622 Inv 1002 TYKA013066 Inv 1002 TYKA003965 Inv 1002 TYKV002625 Inv 1002 TYKA013067 Inv 1002 TYKA003993 Inv 1002 TYKV002627 Inv 1002 TYKA013070 Inv 1002 TYKA004020 Inv 1002 TYKV002630 Inv 1002 TYKA013075 Inv 1002 TYKA004028 Inv 1002 TYKV002633 Inv 1002 TYKA013077 Inv 1002 TYKA004038 Inv 1002 TYKV002635 Inv 1002 TYKA013098 Inv 1002 TYKA004043 Inv 1002 TYKV002637 Inv 1002 TYKA013130 Inv 1002 TYKA004047 Inv 1002 TYKV002638 Inv 1002 TYKA013148 Inv 1002 TYKA004049 Inv 1002 TYKV002640 Inv 1002 TYKA013150 Inv 1002 TYKA004055 Inv 1002 TYKV002641 Inv 1002 TYKA013152 Inv 1002 TYKA004091 Inv 1002 TYKV002643 Inv 1002 TYKA013162 Inv 1002 TYKA004101 Inv 1002 TYKV002644 Inv 1002 TYKA013163 Inv 1002 TYKA004121 Inv 1002 TYKV002649 Inv 1002 TYKA013343 Inv 1002 TYKA004137 Inv 1002 TYKV002653 Inv 1002 TYKA013367 Inv 1002 TYKA004145 Inv 1002 TYKV002657 Inv 1002 TYKA013376 Inv 1002 TYKA004147 Inv 1002 TYKV002659 Inv 1002 TYKA013570 Inv 1002 TYKA004153 Inv 1002 TYKV002667 Inv 1002 TYKA013577 Inv 1002 TYKA004155 Inv 1002 TYKV002775 Inv 1002 TYKA013579 Inv 1002 TYKA004156 Inv 1002 TYKV002776 Inv 1002 TYKA013618 Inv 1002 TYKA004157 Inv 1002 TYKV002778 Inv 1002 TYKA013643 Inv 1002 TYKA004159 Inv 1002 TYKV002779 Inv 1002 TYKA014309 Inv 1002 TYKA004162 Inv 1002 TYKV002782 Inv 1002 TYKA014312 Inv 1002 TYKA004164 Inv 1002 TYKV002783 Inv 1002 TYKA014313 Inv 1002 TYKA004165 Inv 1002 TYKV002784 Inv 1002 TYKA014319 Inv 1002 TYKA004166 Inv 1002 TYKV002787 Inv 1002 TYKA014321 Inv 1002 TYKA004167 Inv 1002 TYKV002788 Inv 1002 TYKA014322 Inv 1002 TYKA004170 Inv 1002 TYKV002789 Inv 1002 TYKA014323 Inv 1002 TYKA004171 Inv 1002 TYKV002790 Inv 1002 TYKA014325 Inv 1002 TYKA004174 Inv 1002 TYKV002791 Inv 1002 TYKA014326 Inv 1002 TYKA004176 Inv 1002 TYKV002795 Inv 1002 TYKA014328 Inv 1002 TYKA004177 Inv 1002 TYKV002796 Inv 1002 TYKA014329 Inv 1002 TYKA004179 Inv 1002 TYKV002797 Inv 1002 TYKA014330 Inv 1002 TYKA004180 Inv 1002 TYKV002799 Inv 1002 TYKA014331 Inv 1002 TYKA004183 Inv 1002 TYKV002800 Inv 1002 TYKA014332 Inv 1002 TYKA004187 Inv 1002 TYKV002801 Inv 1002 TYKA014333 Inv 1002 TYKA004190 Inv 1002 TYKV002805 Inv 1002 TYKA014336 Inv 1002 TYKA004225 Inv 1002 TYKV002806 Inv 1002 TYKA014338 Inv 1002 TYKA004258 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV002807 Inv 1002 TYKA014339 Inv 1002 TYKA004271 Inv 1002 TYKV002808 Inv 1002 TYKA014344 Inv 1002 TYKA004274 Inv 1002 TYKV002811 Inv 1002 TYKA014345 Inv 1002 TYKA004277 Inv 1002 TYKV002812 Inv 1002 TYKA014346 Inv 1002 TYKA004292 Inv 1002 TYKV002814 Inv 1002 TYKA014350 Inv 1002 TYKA004320 Inv 1002 TYKV002815 Inv 1002 TYKA014352 Inv 1002 TYKA004368 Inv 1002 TYKV002816 Inv 1002 TYKA014353 Inv 1002 TYKA004369 Inv 1002 TYKV002817 Inv 1002 TYKA014355 Inv 1002 TYKA004371 Inv 1002 TYKV002818 Inv 1002 TYKA014356 Inv 1002 TYKA004372 Inv 1002 TYKV002820 Inv 1002 TYKA014358 Inv 1002 TYKA004373 Inv 1002 TYKV002821 Inv 1002 TYKA014361 Inv 1002 TYKA004376 Inv 1002 TYKV002822 Inv 1002 TYKA014427 Inv 1002 TYKA004389 Inv 1002 TYKV002823 Inv 1002 TYKA014431 Inv 1002 TYKA004390 Inv 1002 TYKV002825 Inv 1002 TYKA014443 Inv 1002 TYKA004391 Inv 1002 TYKV002826 Inv 1002 TYKA014446 Inv 1002 TYKA004395 Inv 1002 TYKV012217 Inv 1002 TYKA014447 Inv 1002 TYKA004427 Inv 1002 TYKV016227 Inv 1002 TYKA014463 Inv 1002 TYKA004428 Inv 1002 TYKV016472 Inv 1002 TYKA014470 Inv 1002 TYKA004431 Inv 1002 TYKV023929 Inv 1002 TYKA014471 Inv 1002 TYKA004434 Inv 1002 TYKV025252 Inv 1002 TYKA014473 Inv 1002 TYKA004437 Inv 1002 TYKV025941 Inv 1002 TYKA014822 Inv 1002 TYKA004442 Inv 1002 TYKV026088 Inv 1002 TYKA014876 Inv 1002 TYKA004450 Inv 1002 TYKV026137 Inv 1002 TYKA014877 Inv 1002 TYKA004452 Inv 1002 TYKV026186 Inv 1002 TYKA014888 Inv 1002 TYKA004457 Inv 1002 TYKV026235 Inv 1002 TYKA014899 Inv 1002 TYKA004472 Inv 1002 TYKV026382 Inv 1002 TYKA015396 Inv 1002 TYKA004476 Inv 1002 TYKV026480 Inv 1002 TYKA015401 Inv 1002 TYKA004604 Inv 1002 TYKV026529 Inv 1002 TYKA015406 Inv 1002 TYKA004608 Inv 1002 TYKV026578 Inv 1002 TYKA015412 Inv 1002 TYKA004615 Inv 1002 TYKV026627 Inv 1002 TYKA015419 Inv 1002 TYKA004624 Inv 1002 TYKV026676 Inv 1002 TYKA015420 Inv 1002 TYKA004772 Inv 1002 TYKV026725 Inv 1002 TYKA015421 Inv 1002 TYKA004886 Inv 1002 TYKV026872 Inv 1002 TYKA015425 Inv 1002 TYKA004890 Inv 1002 TYKV026970 Inv 1002 TYKA015433 Inv 1002 TYKA004893 Inv 1002 TYKV027166 Inv 1002 TYKA015435 Inv 1002 TYKA004921 Inv 1002 TYKV027215 Inv 1002 TYKA022549 Inv 1002 TYKA005017 Inv 1002 TYKV027264 Inv 1002 TYKA022633 Inv 1002 TYKA005021 Inv 1002 TYKV027313 Inv 1002 TYKA022647 Inv 1002 TYKA005029 Inv 1002 TYKV027362 Inv 1002 TYKA022661 Inv 1002 TYKA005045 Inv 1002 TYKV027509 Inv 1002 TYKA022675 Inv 1002 TYKA005399 Inv 1002 TYKV027607 Inv 1002 TYKA022745 Inv 1002 TYKA005509 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV027754 Inv 1002 TYKA022913 Inv 1002 TYKA005510 Inv 1002 TYKV027901 Inv 1002 TYKA022955 Inv 1002 TYKA005561 Inv 1002 TYKV027999 Inv 1002 TYKA022983 Inv 1002 TYKA005562 Inv 1002 TYKV028048 Inv 1002 TYKA023011 Inv 1002 TYKA005657 Inv 1002 TYKV028146 Inv 1002 TYKA023081 Inv 1002 TYKA005669 Inv 1002 TYKV028195 Inv 1002 TYKA023179 Inv 1002 TYKA005673 Inv 1002 TYKV028244 Inv 1002 TYKA026039 Inv 1002 TYKA005674 Inv 1002 TYKV028293 Inv 1002 TYKA028009 Inv 1002 TYKA005875 Inv 1002 TYKV028342 Inv 1002 TYKA028023 Inv 1002 TYKA006048 Inv 1002 TYKV028391 Inv 1002 TYKA028639 Inv 1002 TYKA006055 Inv 1002 TYKV028440 Inv 1002 TYKA028653 Inv 1002 TYKA006057 Inv 1002 TYKV028489 Inv 1002 TYKA029073 Inv 1002 TYKA006370 Inv 1002 TYKV170562 Inv 1002 TYKA029087 Inv 1002 TYKA006374 Inv 1002 TYKA011310 Inv 1002 TYKA029185 Inv 1002 TYKA006587 Inv 1002 TYKA003458 Inv 1002 - TYKA029269 Inv 1002 TYKA006738 Inv 1002 TYKV000359 Inv 1002 - TYKA029437 Inv 1002 TYKA006760 Inv 1002 TYKA004140 Inv 1002 - TYKA029451 Inv 1002 TYKA007582 Inv 1002 TYKA005244 Inv 1002 - TYKA033049 Inv 1002 TYKA007640 Inv 1002 TYKA005654 Inv 1002 - TYKA033301 Inv 1002 TYKA007651 Inv 1002 TYKA006369 Inv 1002 - TYKA033427 Inv 1002 TYKA007657 Inv 1002 TYKA006489 Inv 1002 - TYKA033483 Inv 1002 TYKA007663 Inv 1002 TYKA006540 Inv 1002 - TYKA035695 Inv 1002 TYKA007682 Inv 1002 TYKA006574 Inv 1002 - TYKA048209 Inv 1002 TYKA007856 Inv 1002 TYKA007290 Inv 1002 - TYKA048353 Inv 1002 TYKA007978 Inv 1002 TYKA007578 Inv 1002 - TYKA048449 Inv 1002 TYKA008001 Inv 1002 TYKA008139 Inv 1002 - TYKA048849 Inv 1002 TYKA008193 Inv 1002 TYKA008762 Inv 1002 - TYKA048913 Inv 1002 TYKA008269 Inv 1002 TYKA008766 Inv 1002 - TYKA048993 Inv 1002 TYKA008374 Inv 1002 TYKA008865 Inv 1002 - TYKA069881 Inv 1002 TYKA008616 Inv 1002 TYKA009187 Inv 1002 - TYKV000787 Inv 1002 TYKA008628 Inv 1002 TYKA009197 Inv 1002 - TYKV001206 Inv 1002 TYKA008720 Inv 1002 TYKA009203 Inv 1002 - TYKV001215 Inv 1002 TYKA008771 Inv 1002 TYKA009219 Inv 1002 - TYKV001219 Inv 1002 TYKA009209 Inv 1002 TYKV000520 Inv 1002 - TYKV001222 Inv 1002 TYKA009708 Inv 1002 TYKV002044 Inv 1002 - TYKV001224 Inv 1002 TYKA009730 Inv 1002 TYKV019317 Inv 1002 - TYKV001225 Inv 1002 TYKA009744 Inv 1002 TYKV073865 Inv 1002 - TYKV001226 Inv 1002 TYKA009918 Inv 1002 TYKV075314 Inv 1002 - TYKV001227 Inv 1002 TYKA009975 Inv 1002 TYKV076763 Inv 1002 - TYKV001228 Inv 1002 TYKA009976 Inv 1002 TYKV093520 Inv 1002 - TYKV001231 Inv 1002 TYKA009981 Inv 1002 TYKV150144 Inv 1002 - TYKV001235 Inv 1002 TYKA009988 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV150375 Inv 1002 - TYKV001237 Inv 1002 TYKA009990 Inv 1002 TYKV000592 Inv 1002 - TYKV001241 Inv 1002 TYKA010003 Inv 1002 TYKV000829 Inv 1002 - TYKV001244 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Prior Purchase Agreement 3 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA022605 Inv 1005 TYKA000064 Inv 1005 TYKA022619 Inv 1005 TYKA000332 Inv 1005 TYKA022717 Inv 1005 TYKA000717 Inv 1005 TYKA022731 Inv 1005 TYKA001729 Inv 1005 TYKA022773 Inv 1005 TYKA001737 Inv 1005 TYKA022843 Inv 1005 TYKA002076 Inv 1005 TYKA022857 Inv 1005 TYKA002985 Inv 1005 TYKA022941 Inv 1005 TYKA004126 Inv 1005 TYKA023039 Inv 1005 TYKA004400 Inv 1005 TYKA027981 Inv 1005 TYKA005664 Inv 1005 TYKA027995 Inv 1005 TYKA006838 Inv 1005 TYKA028037 Inv 1005 TYKA008207 Inv 1005 TYKA028065 Inv 1005 TYKA008422 Inv 1005 TYKA028079 Inv 1005 TYKA008983 Inv 1005 TYKA028093 Inv 1005 TYKA008991 Inv 1005 TYKA028107 Inv 1005 TYKA012412 Inv 1005 TYKA028135 Inv 1005 TYKA012605 Inv 1005 TYKA028149 Inv 1005 TYKA012606 Inv 1005 TYKA028163 Inv 1005 TYKA012619 Inv 1005 TYKA028177 Inv 1005 TYKA012629 Inv 1005 TYKA028191 Inv 1005 TYKA012631 Inv 1005 TYKA028205 Inv 1005 TYKA012634 Inv 1005 TYKA028219 Inv 1005 TYKA013139 Inv 1005 TYKA028233 Inv 1005 TYKA013567 Inv 1005 TYKA028247 Inv 1005 TYKA013568 Inv 1005 TYKA028275 Inv 1005 TYKA013569 Inv 1005 TYKA028303 Inv 1005 TYKA013572 Inv 1005 TYKA028317 Inv 1005 TYKA013573 Inv 1005 TYKA028331 Inv 1005 TYKA013574 Inv 1005 TYKA028359 Inv 1005 TYKA013576 Inv 1005 TYKA028373 Inv 1005 TYKA013578 Inv 1005 TYKA028415 Inv 1005 TYKA013580 Inv 1005 TYKA028429 Inv 1005 TYKA013581 Inv 1005 TYKA028443 Inv 1005 TYKA013582 Inv 1005 TYKA028457 Inv 1005 TYKA013584 Inv 1005 TYKA028471 Inv 1005 TYKA013585 Inv 1005 TYKA028485 Inv 1005 TYKA013586 Inv 1005 TYKA028513 Inv 1005 TYKA013587 Inv 1005 TYKA028527 Inv 1005 TYKA013588 Inv 1005 TYKA028541 Inv 1005 TYKA013591 Inv 1005 TYKA028569 Inv 1005 TYKA013592 Inv 1005 TYKA028583 Inv 1005 TYKA013594 Inv 1005 TYKA028611 Inv 1005 TYKA013595 Inv 1005 TYKA028625 Inv 1005 TYKA013596 Inv 1005 TYKA028667 Inv 1005 TYKA013597 Inv 1005 TYKA032881 Inv 1005 TYKA013598 Inv 1005 TYKA032895 Inv 1005 TYKA013600 Inv 1005 TYKA032951 Inv 1005 TYKA013602 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA032965 Inv 1005 TYKA013603 Inv 1005 TYKA032979 Inv 1005 TYKA013604 Inv 1005 TYKA032993 Inv 1005 TYKA013605 Inv 1005 TYKA033063 Inv 1005 TYKA013606 Inv 1005 TYKA033077 Inv 1005 TYKA013607 Inv 1005 TYKA033091 Inv 1005 TYKA013608 Inv 1005 TYKA033105 Inv 1005 TYKA013611 Inv 1005 TYKA033119 Inv 1005 TYKA013612 Inv 1005 TYKA033161 Inv 1005 TYKA013613 Inv 1005 TYKA033203 Inv 1005 TYKA013614 Inv 1005 TYKA033231 Inv 1005 TYKA014879 Inv 1005 TYKA033245 Inv 1005 TYKA014889 Inv 1005 TYKA033259 Inv 1005 TYKA014896 Inv 1005 TYKA033273 Inv 1005 TYKA014897 Inv 1005 TYKA033315 Inv 1005 TYKA014903 Inv 1005 TYKA033413 Inv 1005 TYKA014905 Inv 1005 TYKA033455 Inv 1005 TYKA014908 Inv 1005 TYKA033497 Inv 1005 TYKA014909 Inv 1005 TYKA033525 Inv 1005 TYKA014910 Inv 1005 TYKA033539 Inv 1005 TYKA014913 Inv 1005 TYKA048225 Inv 1005 TYKA014914 Inv 1005 TYKA048305 Inv 1005 TYKA014915 Inv 1005 TYKA048321 Inv 1005 TYKA014917 Inv 1005 TYKA048385 Inv 1005 TYKA014919 Inv 1005 TYKA048417 Inv 1005 TYKA014920 Inv 1005 TYKA048481 Inv 1005 TYKA014921 Inv 1005 TYKA048497 Inv 1005 TYKA014923 Inv 1005 TYKA048529 Inv 1005 TYKA014924 Inv 1005 TYKA048545 Inv 1005 TYKA015390 Inv 1005 TYKA048561 Inv 1005 TYKA015391 Inv 1005 TYKA048577 Inv 1005 TYKA015392 Inv 1005 TYKA048625 Inv 1005 TYKA015397 Inv 1005 TYKA048641 Inv 1005 TYKA015398 Inv 1005 TYKA048721 Inv 1005 TYKA015399 Inv 1005 TYKA048737 Inv 1005 TYKA015400 Inv 1005 TYKA048753 Inv 1005 TYKA015402 Inv 1005 TYKA048769 Inv 1005 TYKA015403 Inv 1005 TYKA048785 Inv 1005 TYKA015404 Inv 1005 TYKA048833 Inv 1005 TYKA015405 Inv 1005 TYKA048945 Inv 1005 TYKA015407 Inv 1005 TYKV001217 Inv 1005 TYKA015413 Inv 1005 TYKV001245 Inv 1005 TYKA015414 Inv 1005 TYKV002121 Inv 1005 TYKA015416 Inv 1005 TYKV002634 Inv 1005 TYKA015417 Inv 1005 TYKV002777 Inv 1005 TYKA015418 Inv 1005 TYKV002780 Inv 1005 TYKA015422 Inv 1005 TYKV002781 Inv 1005 TYKA015426 Inv 1005 TYKV002786 Inv 1005 TYKA015427 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV027117 Inv 1005 TYKA015429 Inv 1005 TYKV150001 Inv 1005 TYKA015430 Inv 1005 TYKV170518 Inv 1005 - Chivo TYKA015432 Inv 1005 TYKA000959 Inv 1005 - TYKA015436 Inv 1005 TYKA001579 Inv 1005 - TYKA015437 Inv 1005 TYKA002332 Inv 1005 - TYKA022521 Inv 1005 TYKA022577 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Prior Purchase Agreement 4 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA009201 Inv 1007 - 1 TYKA000775 Inv 1007 - 1 TYKA011092 Inv 1007 - 1 TYKA000949 Inv 1007 - 1 TYKA011154 Inv 1007 - 1 TYKA001902 Inv 1007 - 1 TYKV000589 Inv 1007 - 1 TYKA002034 Inv 1007 - 1 TYKV000601 Inv 1007 - 1 TYKA002248 Inv 1007 - 1 TYKV000603 Inv 1007 - 1 TYKA002264 Inv 1007 - 1 TYKV001166 Inv 1007 - 1 TYKA002362 Inv 1007 - 1 TYKV001185 Inv 1007 - 1 TYKA002935 Inv 1007 - 1 TYKV001194 Inv 1007 - 1 TYKA004089 Inv 1007 - 1 TYKV001210 Inv 1007 - 1 TYKA004148 Inv 1007 - 1 TYKV001389 Inv 1007 - 1 TYKA004158 Inv 1007 - 1 TYKV001430 Inv 1007 - 1 TYKA004172 Inv 1007 - 1 TYKV001436 Inv 1007 - 1 TYKA004181 Inv 1007 - 1 TYKV001454 Inv 1007 - 1 TYKA004448 Inv 1007 - 1 TYKV001736 Inv 1007 - 1 TYKA004470 Inv 1007 - 1 TYKV001897 Inv 1007 - 1 TYKA004631 Inv 1007 - 1 TYKV002804 Inv 1007 - 1 TYKA004708 Inv 1007 - 1 TYKV002810 Inv 1007 - 1 TYKA004727 Inv 1007 - 1 TYKV002824 Inv 1007 - 1 TYKA004753 Inv 1007 - 1 TYKV015933 Inv 1007 - 1 TYKA006300 Inv 1007 - 1 TYKV016815 Inv 1007 - 1 TYKA006578 Inv 1007 - 1 TYKV027558 Inv 1007 - 1 TYKA007035 Inv 1007 - 1 TYKV031306 Inv 1007 - 1 TYKA007244 Inv 1007 - 1 TYKV060696 Inv 1007 - 1 TYKA007249 Inv 1007 - 1 TYKV070622 Inv 1007 - 1 TYKA007285 Inv 1007 - 1 TYKV072071 Inv 1007 - 1 TYKA007523 Inv 1007 - 1 TYKV072347 Inv 1007 - 1 TYKA007529 Inv 1007 - 1 TYKV072485 Inv 1007 - 1 TYKA007530 Inv 1007 - 1 TYKV073037 Inv 1007 - 1 TYKA007531 Inv 1007 - 1 TYKV073175 Inv 1007 - 1 TYKA007536 Inv 1007 - 1 TYKV093796 Inv 1007 - 1 TYKA007552 Inv 1007 - 1 TYKV094003 Inv 1007 - 1 TYKA007556 Inv 1007 - 1 TYKV094348 Inv 1007 - 1 TYKA008183 Inv 1007 - 1 TYKV094417 Inv 1007 - 1 TYKA008185 Inv 1007 - 1 TYKV095245 Inv 1007 - 1 TYKA008203 Inv 1007 - 1 TYKV095452 Inv 1007 - 1 TYKA008351 Inv 1007 - 1 TYKV095590 Inv 1007 - 1 TYKA008359 Inv 1007 - 1 TYKV096073 Inv 1007 - 1 TYKA008363 Inv 1007 - 1 TYKV096970 Inv 1007 - 1 TYKA008402 Inv 1007 - 1 TYKV097246 Inv 1007 - 1 TYKA008421 Inv 1007 - 1 TYKV140078 Inv 1007 - 1 TYKA008568 Inv 1007 - 1 TYKV140100 Inv 1007 - 1 TYKA008574 Inv 1007 - 1 TYKV140122 Inv 1007 - 1 TYKA008582 Inv 1007 - 1 TYKV140210 Inv 1007 - 1 TYKA008776 Inv 1007 - 1 TYKV140232 Inv 1007 - 1 TYKA008845 Inv 1007 - 1 TYKV140276 Inv 1007 - 1 TYKA008851 Inv 1007 - 1 TYKV140320 Inv 1007 - 1 TYKA008852 Inv 1007 - 1 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV140331 Inv 1007 - 1 TYKA008861 Inv 1007 - 1 TYKV140342 Inv 1007 - 1 TYKA008871 Inv 1007 - 1 TYKV140397 Inv 1007 - 1 TYKA008872 Inv 1007 - 1 TYKV140485 Inv 1007 - 1 TYKA008873 Inv 1007 - 1 TYKV140507 Inv 1007 - 1 TYKA008877 Inv 1007 - 1 TYKV140518 TYKV 140573 TYKV 150023 TYKV 170177 Inv 1007 - 1 Inv 1007 - 1 Inv 1007 - 1 Inv 1007 - 1 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Exhibit B Assignment and Assumption Agreement of Merchant Agreements ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “ Assignment ”) is made and entered into as of , 2024 (the “ Effective Date ”), by and between Taproot Acquisition Enterprises, LLC (“ Assignor ”) and Athena Bitcoin, Inc . (collectively, “ Assignee ”) . RECITALS A. Pursuant to the Equipment Financing Agreement dated October , 2024 , by and between Assignor and Assignee (collectively, the “ Agreement ”), Assignor has conveyed to Assignee Bitcoin ATM Kiosks which are currently installed and operational (the “ Property ”) . B. The Property is subject to those merchant agreements identified on Appendix A attached hereto (the “ Leases ”) . C. Pursuant to the Agreement and in connection with the conveyance of the Property, Assignor has agreed to assign to Assignee all of Assignor's right, title, and interest in and to the Leases as landlord, and Assignee has agreed to assume and perform all of Assignor's liabilities and obligations arising under the Leases on and after the Effective Date . ASSIGNMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows : As of the Effective Date, Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor's right, title, and interest in and to the Leases as landlord . Assignor shall indemnify, defend with counsel reasonably acceptable to Assignee, and hold Assignee harmless from any claim, liability, cost, or expense (including, without limitation, reasonable attorneys' fees) arising out of any obligation related to such this Assignment . Assignee hereby assumes all liabilities and obligations of Assignor under the Leases, and agrees to perform all such obligations that are to be performed or that become due on or after the Effective Date . This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee, and their respective successors and assigns . This Assignment shall be governed and construed in accordance with the laws of the State of Florida, without reference to conflict of laws principles . This Assignment may be executed in separate counterparts which, when taken together, shall constitute one document . [Signatures on the following page] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

e: na Bitcoin, Inc. Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922 IN WITNESS WHEREOF, the parties have executed this Assignment as of the Effective Date. ASSIGNOR: Taproot Acquisition Enterprises, LLC By: Nam Jordan Mirch Title: Ceo ASSIGNEE: Athe By: Name: Matias Goldenhörn Title: CEO

AppendixA Merchant Agreements (attached) Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 AMENDMENT TO OMNIBUS AGREEMENT This Amendment (the “Amendment”) to that certain Omnibus Equipment Refinancing Agreement dated September 19 , 2024 , by and between Taproot Acquisition Enterprises, LLC (“Seller”) and Athena Bitcoin, Inc . (“ Purchaser ”) (the “Agreement”) is entered into as of October 30 , 2024 (the “Effective Date”) by and between Taproot Acquisition Enterprises, LLC and Athena Bitcoin, Inc . Purchaser and Seller are sometimes referred to herein as the Party or Parties . RECITALS: WHEREAS, on September 19 , 2024 , the Parties entered into the Agreement to refinance and consolidate Purchaser’s payment obligations under three different financing agreements into one agreement and payment schedule . WHEREAS, the Agreement included a Schedule A, which was intended to reflect the serial numbers for the Equipment that had been sold by Seller to Purchaser that was subject to the Agreement. WHEREAS, Schedule A contained errors and did not include the correct serial numbers for some of the Equipment subject to the Agreement. WHEREAS, the Parties desire to replace Schedule A to the Agreement with a new Schedule A to reflect the correct serial numbers for the Equipment. AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchase agree to the following: 1. Schedule A . Schedule A to the Agreement is hereby substituted with the Schedule A attached hereto as if it was attached to the Agreement. 2. Miscellaneous . a. The Agreement and all of the documents, instruments and materials executed and delivered heretofore or hereafter pursuant to the Agreement are deemed hereby to be amended so that any reference therein to the Agreement shall be a reference to such document as amended by this Amendment . b. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect . c. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 one and the same agreement. This Amendment may be delivered by fax or .pdf file. d. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement. [ signature page follows ] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written. SELLER: Taproot Acquisition Enterprises, LLC By: Name: Jordan Mirch Title: Manager PURCHASER Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 SCHEDULE A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV064077 List A TYKV002745 List A TYKA000167 List A TYKV064215 List A TYKV002746 List A TYKA000172 List A TYKV064284 List A TYKV002747 List A TYKA000336 List A TYKV064353 List A TYKV002748 List A TYKA000887 List A TYKV064422 List A TYKV002750 List A TYKA000936 List A TYKV064560 List A TYKV002751 List A TYKA001149 List A TYKV064629 List A TYKV002757 List A TYKA001208 List A TYKV064767 List A TYKV002758 List A TYKA001210 List A TYKV064836 List A TYKV002761 List A TYKA001211 List A TYKV065181 List A TYKV002762 List A TYKA001572 List A TYKV070001 List A TYKV002764 List A TYKA001615 List A TYKV070070 List A TYKV002766 List A TYKA001616 List A TYKV070139 List A TYKV002767 List A TYKA001714 List A TYKV070208 List A TYKV002768 List A TYKA001735 List A TYKV070277 List A TYKV002770 List A TYKA001757 List A TYKV070346 List A TYKV002831 List A TYKA001801 List A TYKV070415 List A TYKV002834 List A TYKA001825 List A TYKV070484 List A TYKV002835 List A TYKA001829 List A TYKV070553 List A TYKV002836 List A TYKA001834 List A TYKV070760 List A TYKV002837 List A TYKA001838 List A TYKV070829 List A TYKV002839 List A TYKA001860 List A TYKV070898 List A TYKV002840 List A TYKA001866 List A TYKV070967 List A TYKV002841 List A TYKA001905 List A TYKV071036 List A TYKV002842 List A TYKA001940 List A TYKV071105 List A TYKV002843 List A TYKA001948 List A TYKV071174 List A TYKV002844 List A TYKA001956 List A TYKV071243 List A TYKV002845 List A TYKA001962 List A TYKV071381 List A TYKV002849 List A TYKA002039 List A TYKV071450 List A TYKV002850 List A TYKA002041 List A TYKV071519 List A TYKV002852 List A TYKA002053 List A TYKV071588 List A TYKV002853 List A TYKA002062 List A TYKV071657 List A TYKV002855 List A TYKA002068 List A TYKV071726 List A TYKV002865 List A TYKA002069 List A TYKV071795 List A TYKV002867 List A TYKA002117 List A TYKV071864 List A TYKV002868 List A TYKA002145 List A TYKV072002 List A TYKV002870 List A TYKA002225 List A TYKV072209 List A TYKV002875 List A TYKA002227 List A TYKV072692 List A TYKV002877 List A TYKA002228 List A TYKV072761 List A TYKV002878 List A TYKA002229 List A TYKV072830 List A TYKV002879 List A TYKA002230 List A TYKV072899 List A TYKV002881 List A TYKA002235 List A TYKV072968 List A TYKV002894 List A TYKA002236 List A TYKV073106 List A TYKV002907 List A TYKA002238 List A TYKV073313 List A TYKV011373 List A TYKA002239 List A TYKV073451 List A TYKV012745 List A TYKA002254 List A TYKV073520 List A TYKV012941 List A TYKA002255 List A TYKV073589 List A TYKV012990 List A TYKA002259 List A TYKV073658 List A TYKV013137 List A TYKA002262 List A TYKV073796 List A TYKV013235 List A TYKA002272 List A TYKV073934 List A TYKV013284 List A TYKA002306 List A TYKV074072 List A TYKV013627 List A TYKA002309 List A TYKV074279 List A TYKV013921 List A TYKA002314 List A TYKV074555 List A TYKV014166 List A TYKA002317 List A TYKV074693 List A TYKV014264 List A TYKA002329 List A TYKV075107 List A TYKV014509 List A TYKA002331 List A TYKV075176 List A TYKV014901 List A TYKA002333 List A TYKV075452 List A TYKV017746 List A TYKA002337 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV075590 List A TYKV030001 List A TYKA002346 List A TYKV075935 List A TYKV030088 List A TYKA002356 List A TYKV076142 List A TYKV030175 List A TYKA002413 List A TYKV076487 List A TYKV030610 List A TYKA002451 List A TYKV076625 List A TYKV030697 List A TYKA002453 List A TYKV076970 List A TYKV030784 List A TYKA002544 List A TYKV077453 List A TYKV030871 List A TYKA002546 List A TYKV077591 List A TYKV031045 List A TYKA002547 List A TYKV077660 List A TYKV031219 List A TYKA002554 List A TYKV077729 List A TYKV031480 List A TYKA002555 List A TYKV077798 List A TYKV032089 List A TYKA002691 List A TYKV077867 List A TYKV032176 List A TYKA002773 List A TYKV077936 List A TYKV032524 List A TYKA002776 List A TYKV078005 List A TYKV032785 List A TYKA002817 List A TYKV078074 List A TYKV032959 List A TYKA002821 List A TYKV078143 List A TYKV033046 List A TYKA002887 List A TYKV078212 List A TYKV033220 List A TYKA002927 List A TYKV078281 List A TYKV033481 List A TYKA002928 List A TYKV078350 List A TYKV033568 List A TYKA002933 List A TYKV078419 List A TYKV033655 List A TYKA002938 List A TYKV078488 List A TYKV033829 List A TYKA002941 List A TYKV078557 List A TYKV034090 List A TYKA003084 List A TYKV078626 List A TYKV034264 List A TYKA003141 List A TYKV078695 List A TYKV034612 List A TYKA003149 List A TYKV078764 List A TYKV044095 List A TYKA003151 List A TYKV078833 List A TYKV044269 List A TYKA003153 List A TYKV078902 List A TYKV044356 List A TYKA003154 List A TYKV078971 List A TYKV044443 List A TYKA003157 List A TYKV079040 List A TYKV044530 List A TYKA003158 List A TYKV079109 List A TYKV044617 List A TYKA003168 List A TYKV079178 List A TYKV044704 List A TYKA003485 List A TYKV079247 List A TYKV044791 List A TYKA003488 List A TYKV079316 List A TYKV045052 List A TYKA003544 List A TYKV079385 List A TYKV045139 List A TYKA003547 List A TYKV079454 List A TYKV045226 List A TYKA003552 List A TYKV079661 List A TYKV045400 List A TYKA003553 List A TYKV079730 List A TYKV045661 List A TYKA003555 List A TYKV079799 List A TYKV045835 List A TYKA003556 List A TYKV079868 List A TYKV045922 List A TYKA003557 List A TYKV080006 List A TYKV046009 List A TYKA003558 List A TYKV080075 List A TYKV046096 List A TYKA003568 List A TYKV080144 List A TYKV046270 List A TYKA003578 List A TYKV080213 List A TYKV046444 List A TYKA003601 List A TYKV080282 List A TYKV046531 List A TYKA003616 List A TYKV080351 List A TYKV046618 List A TYKA003684 List A TYKV080420 List A TYKV046792 List A TYKA003685 List A TYKV080489 List A TYKV047053 List A TYKA003686 List A TYKV080558 List A TYKV047140 List A TYKA003687 List A TYKV080627 List A TYKV047227 List A TYKA003689 List A TYKV080696 List A TYKV047314 List A TYKA003693 List A TYKV080765 List A TYKV047575 List A TYKA003701 List A TYKV080834 List A TYKV047662 List A TYKA003704 List A TYKV080903 List A TYKV047749 List A TYKA003707 List A TYKV080972 List A TYKV047836 List A TYKA003712 List A TYKV081041 List A TYKV047923 List A TYKA003713 List A TYKV081110 List A TYKV048010 List A TYKA003716 List A TYKV091381 List A TYKV048097 List A TYKA003720 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV093244 List A TYKV048184 List A TYKA003722 List A TYKV093658 List A TYKV048271 List A TYKA003729 List A TYKV093727 List A TYKV053037 List A TYKA003730 List A TYKV093865 List A TYKV057453 List A TYKA003731 List A TYKV093934 List A TYKV057522 List A TYKA003735 List A TYKV094072 List A TYKV057591 List A TYKA003736 List A TYKV094210 List A TYKV057660 List A TYKA003737 List A TYKV094279 List A TYKV057729 List A TYKA003740 List A TYKV094693 List A TYKV057798 List A TYKA004045 List A TYKV094831 List A TYKV057867 List A TYKA004113 List A TYKV094900 List A TYKV057936 List A TYKA004134 List A TYKV094969 List A TYKV058005 List A TYKA004264 List A TYKV095038 List A TYKV058074 List A TYKA004278 List A TYKV095107 List A TYKV058143 List A TYKA004293 List A TYKV095176 List A TYKV058281 List A TYKA004296 List A TYKV095521 List A TYKV058350 List A TYKA004308 List A TYKV095728 List A TYKV058419 List A TYKA004317 List A TYKV095797 List A TYKV058488 List A TYKA004321 List A TYKV095866 List A TYKV058557 List A TYKA004453 List A TYKV096004 List A TYKV058695 List A TYKA004456 List A TYKV096211 List A TYKV058764 List A TYKA004461 List A TYKV096349 List A TYKV058833 List A TYKA004463 List A TYKV096418 List A TYKV058902 List A TYKA004464 List A TYKV096556 List A TYKV058971 List A TYKA004465 List A TYKV096694 List A TYKV059040 List A TYKA004468 List A TYKV096763 List A TYKV059109 List A TYKA004469 List A TYKV096832 List A TYKV059247 List A TYKA004481 List A TYKV097039 List A TYKV059316 List A TYKA004996 List A TYKV097108 List A TYKV059523 List A TYKA004997 List A TYKV097177 List A TYKV059661 List A TYKA005003 List A TYKV097384 List A TYKV059730 List A TYKA005007 List A TYKV140001 List A TYKV059868 List A TYKA005018 List A TYKV140012 List A TYKV060006 List A TYKA005042 List A TYKV140023 List A TYKV060075 List A TYKA005047 List A TYKV140034 List A TYKV060213 List A TYKA005817 List A TYKV140045 List A TYKV060282 List A TYKA005837 List A TYKV140089 List A TYKV060351 List A TYKA005841 List A TYKV140111 List A TYKV060420 List A TYKA006252 List A TYKV140133 List A TYKV060489 List A TYKA006263 List A TYKV140144 List A TYKV060627 List A TYKA006278 List A TYKV140155 List A TYKV060765 List A TYKA006292 List A TYKV140166 List A TYKV060834 List A TYKA006293 List A TYKV140177 List A TYKV060903 List A TYKA006294 List A TYKV140188 List A TYKV060972 List A TYKA006297 List A TYKV140199 List A TYKV061110 List A TYKA006571 List A TYKV140221 List A TYKV061179 List A TYKA008148 List A TYKV140243 List A TYKV061317 List A TYKA008209 List A TYKV140254 List A TYKV061386 List A TYKA008222 List A TYKV140265 List A TYKV061455 List A TYKA011058 List A TYKV140287 List A TYKV061593 List A TYKA011065 List A TYKV140298 List A TYKV061731 List A TYKA011067 List A TYKV140309 List A TYKV061800 List A TYKA011070 List A TYKV140353 List A TYKV061869 List A TYKA011071 List A TYKV140364 List A TYKV061938 List A TYKA011073 List A TYKV140375 List A TYKV062007 List A TYKA011075 List A TYKV140419 List A TYKV062076 List A TYKA011081 List A TYKV140430 List A TYKV062145 List A TYKA011088 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV140441 List A TYKV062214 List A TYKA011089 List A TYKV140452 List A TYKV062283 List A TYKA011094 List A TYKV140463 List A TYKV062352 List A TYKA011102 List A TYKV140474 List A TYKV062490 List A TYKA011107 List A TYKV140529 List A TYKV062559 List A TYKV001447 List A TYKV140540 List A TYKV062628 List A TYKV002723 List A TYKV140551 List A TYKV062697 List A TYKV002724 List A TYKV140562 List A TYKV062766 List A TYKV002726 List A TYKV140584 List A TYKV062835 List A TYKV002727 List A TYKA006289 List A - Chivo TYKV062904 List A TYKV002728 List A TYKA006291 List A - Chivo TYKV062973 List A TYKV002729 List A TYKV059937 List A - Chivo TYKV063111 List A TYKV002730 List A TYKV000367 List A - TYKV063249 List A TYKV002731 List A TYKV002989 List A - TYKV063318 List A TYKV002732 List A TYKA008251 List A - TYKV063387 List A TYKV002734 List A TYKA008254 List A - TYKV063456 List A TYKV002737 List A TYKA008257 List A - TYKV063525 List A TYKV002738 List A TYKA008260 List A - TYKV063663 List A TYKV002739 List A TYKV063870 List A TYKV002744 List A TYKV064008 List A Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV001251 Inv 1002 TYKA010007 Inv 1002 TYKA000051 Inv 1002 TYKV001262 Inv 1002 TYKA010011 Inv 1002 TYKA000318 Inv 1002 TYKV001263 Inv 1002 TYKA010012 Inv 1002 TYKA000676 Inv 1002 TYKV001470 Inv 1002 TYKA010013 Inv 1002 TYKA001090 Inv 1002 TYKV001497 Inv 1002 TYKA010026 Inv 1002 TYKA001209 Inv 1002 TYKV002020 Inv 1002 TYKA010030 Inv 1002 TYKA001733 Inv 1002 TYKV002032 Inv 1002 TYKA010397 Inv 1002 TYKA002355 Inv 1002 TYKV002033 Inv 1002 TYKA010513 Inv 1002 TYKA002505 Inv 1002 TYKV002034 Inv 1002 TYKA010588 Inv 1002 TYKA002794 Inv 1002 TYKV002035 Inv 1002 TYKA011248 Inv 1002 TYKA002815 Inv 1002 TYKV002040 Inv 1002 TYKA011287 Inv 1002 TYKA002852 Inv 1002 TYKV002048 Inv 1002 TYKA011328 Inv 1002 TYKA002856 Inv 1002 TYKV002051 Inv 1002 TYKA011481 Inv 1002 TYKA002886 Inv 1002 TYKV002066 Inv 1002 TYKA011505 Inv 1002 TYKA002931 Inv 1002 TYKV002077 Inv 1002 TYKA011516 Inv 1002 TYKA002940 Inv 1002 TYKV002079 Inv 1002 TYKA011742 Inv 1002 TYKA003075 Inv 1002 TYKV002084 Inv 1002 TYKA011767 Inv 1002 TYKA003076 Inv 1002 TYKV002085 Inv 1002 TYKA012105 Inv 1002 TYKA003115 Inv 1002 TYKV002090 Inv 1002 TYKA012107 Inv 1002 TYKA003156 Inv 1002 TYKV002095 Inv 1002 TYKA012114 Inv 1002 TYKA003162 Inv 1002 TYKV002096 Inv 1002 TYKA012118 Inv 1002 TYKA003170 Inv 1002 TYKV002100 Inv 1002 TYKA012120 Inv 1002 TYKA003236 Inv 1002 TYKV002112 Inv 1002 TYKA012131 Inv 1002 TYKA003277 Inv 1002 TYKV002119 Inv 1002 TYKA012204 Inv 1002 TYKA003285 Inv 1002 TYKV002123 Inv 1002 TYKA012211 Inv 1002 TYKA003293 Inv 1002 TYKV002126 Inv 1002 TYKA012221 Inv 1002 TYKA003298 Inv 1002 TYKV002562 Inv 1002 TYKA012223 Inv 1002 TYKA003329 Inv 1002 TYKV002568 Inv 1002 TYKA012234 Inv 1002 TYKA003332 Inv 1002 TYKV002569 Inv 1002 TYKA012260 Inv 1002 TYKA003333 Inv 1002 TYKV002575 Inv 1002 TYKA012268 Inv 1002 TYKA003336 Inv 1002 TYKV002583 Inv 1002 TYKA012272 Inv 1002 TYKA003340 Inv 1002 TYKV002586 Inv 1002 TYKA012291 Inv 1002 TYKA003457 Inv 1002 TYKV002587 Inv 1002 TYKA012302 Inv 1002 TYKA003466 Inv 1002 TYKV002591 Inv 1002 TYKA012375 Inv 1002 TYKA003500 Inv 1002 TYKV002592 Inv 1002 TYKA012404 Inv 1002 TYKA003607 Inv 1002 TYKV002593 Inv 1002 TYKA012598 Inv 1002 TYKA003614 Inv 1002 TYKV002597 Inv 1002 TYKA012604 Inv 1002 TYKA003705 Inv 1002 TYKV002598 Inv 1002 TYKA012618 Inv 1002 TYKA003727 Inv 1002 TYKV002605 Inv 1002 TYKA012641 Inv 1002 TYKA003766 Inv 1002 TYKV002608 Inv 1002 TYKA012645 Inv 1002 TYKA003800 Inv 1002 TYKV002609 Inv 1002 TYKA012853 Inv 1002 TYKA003801 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV002612 Inv 1002 TYKA012855 Inv 1002 TYKA003861 Inv 1002 TYKV002617 Inv 1002 TYKA012981 Inv 1002 TYKA003908 Inv 1002 TYKV002618 Inv 1002 TYKA013058 Inv 1002 TYKA003911 Inv 1002 TYKV002621 Inv 1002 TYKA013062 Inv 1002 TYKA003937 Inv 1002 TYKV002622 Inv 1002 TYKA013066 Inv 1002 TYKA003965 Inv 1002 TYKV002625 Inv 1002 TYKA013067 Inv 1002 TYKA003993 Inv 1002 TYKV002627 Inv 1002 TYKA013070 Inv 1002 TYKA004020 Inv 1002 TYKV002630 Inv 1002 TYKA013075 Inv 1002 TYKA004028 Inv 1002 TYKV002633 Inv 1002 TYKA013077 Inv 1002 TYKA004038 Inv 1002 TYKV002635 Inv 1002 TYKA013098 Inv 1002 TYKA004043 Inv 1002 TYKV002637 Inv 1002 TYKA013130 Inv 1002 TYKA004047 Inv 1002 TYKV002638 Inv 1002 TYKA013148 Inv 1002 TYKA004049 Inv 1002 TYKV002640 Inv 1002 TYKA013150 Inv 1002 TYKA004055 Inv 1002 TYKV002641 Inv 1002 TYKA013152 Inv 1002 TYKA004091 Inv 1002 TYKV002643 Inv 1002 TYKA013162 Inv 1002 TYKA004101 Inv 1002 TYKV002644 Inv 1002 TYKA013163 Inv 1002 TYKA004121 Inv 1002 TYKV002649 Inv 1002 TYKA013343 Inv 1002 TYKA004137 Inv 1002 TYKV002653 Inv 1002 TYKA013367 Inv 1002 TYKA004145 Inv 1002 TYKV002657 Inv 1002 TYKA013376 Inv 1002 TYKA004147 Inv 1002 TYKV002659 Inv 1002 TYKA013570 Inv 1002 TYKA004153 Inv 1002 TYKV002667 Inv 1002 TYKA013577 Inv 1002 TYKA004155 Inv 1002 TYKV002775 Inv 1002 TYKA013579 Inv 1002 TYKA004156 Inv 1002 TYKV002776 Inv 1002 TYKA013618 Inv 1002 TYKA004157 Inv 1002 TYKV002778 Inv 1002 TYKA013643 Inv 1002 TYKA004159 Inv 1002 TYKV002779 Inv 1002 TYKA014309 Inv 1002 TYKA004162 Inv 1002 TYKV002782 Inv 1002 TYKA014312 Inv 1002 TYKA004164 Inv 1002 TYKV002783 Inv 1002 TYKA014313 Inv 1002 TYKA004165 Inv 1002 TYKV002784 Inv 1002 TYKA014319 Inv 1002 TYKA004166 Inv 1002 TYKV002787 Inv 1002 TYKA014321 Inv 1002 TYKA004167 Inv 1002 TYKV002788 Inv 1002 TYKA014322 Inv 1002 TYKA004170 Inv 1002 TYKV002789 Inv 1002 TYKA014323 Inv 1002 TYKA004171 Inv 1002 TYKV002790 Inv 1002 TYKA014325 Inv 1002 TYKA004174 Inv 1002 TYKV002791 Inv 1002 TYKA014326 Inv 1002 TYKA004176 Inv 1002 TYKV002795 Inv 1002 TYKA014328 Inv 1002 TYKA004177 Inv 1002 TYKV002796 Inv 1002 TYKA014329 Inv 1002 TYKA004179 Inv 1002 TYKV002797 Inv 1002 TYKA014330 Inv 1002 TYKA004180 Inv 1002 TYKV002799 Inv 1002 TYKA014331 Inv 1002 TYKA004183 Inv 1002 TYKV002800 Inv 1002 TYKA014332 Inv 1002 TYKA004187 Inv 1002 TYKV002801 Inv 1002 TYKA014333 Inv 1002 TYKA004190 Inv 1002 TYKV002805 Inv 1002 TYKA014336 Inv 1002 TYKA004225 Inv 1002 TYKV002806 Inv 1002 TYKA014338 Inv 1002 TYKA004258 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV002807 Inv 1002 TYKA014339 Inv 1002 TYKA004271 Inv 1002 TYKV002808 Inv 1002 TYKA014344 Inv 1002 TYKA004274 Inv 1002 TYKV002811 Inv 1002 TYKA014345 Inv 1002 TYKA004277 Inv 1002 TYKV002812 Inv 1002 TYKA014346 Inv 1002 TYKA004292 Inv 1002 TYKV002814 Inv 1002 TYKA014350 Inv 1002 TYKA004320 Inv 1002 TYKV002815 Inv 1002 TYKA014352 Inv 1002 TYKA004368 Inv 1002 TYKV002816 Inv 1002 TYKA014353 Inv 1002 TYKA004369 Inv 1002 TYKV002817 Inv 1002 TYKA014355 Inv 1002 TYKA004371 Inv 1002 TYKV002818 Inv 1002 TYKA014356 Inv 1002 TYKA004372 Inv 1002 TYKV002820 Inv 1002 TYKA014358 Inv 1002 TYKA004373 Inv 1002 TYKV002821 Inv 1002 TYKA014361 Inv 1002 TYKA004376 Inv 1002 TYKV002822 Inv 1002 TYKA014427 Inv 1002 TYKA004389 Inv 1002 TYKV002823 Inv 1002 TYKA014431 Inv 1002 TYKA004390 Inv 1002 TYKV002825 Inv 1002 TYKA014443 Inv 1002 TYKA004391 Inv 1002 TYKV002826 Inv 1002 TYKA014446 Inv 1002 TYKA004395 Inv 1002 TYKV012217 Inv 1002 TYKA014447 Inv 1002 TYKA004427 Inv 1002 TYKV016227 Inv 1002 TYKA014463 Inv 1002 TYKA004428 Inv 1002 TYKV016472 Inv 1002 TYKA014470 Inv 1002 TYKA004431 Inv 1002 TYKV023929 Inv 1002 TYKA014471 Inv 1002 TYKA004434 Inv 1002 TYKV025252 Inv 1002 TYKA014473 Inv 1002 TYKA004437 Inv 1002 TYKV025941 Inv 1002 TYKA014822 Inv 1002 TYKA004442 Inv 1002 TYKV026088 Inv 1002 TYKA014876 Inv 1002 TYKA004450 Inv 1002 TYKV026137 Inv 1002 TYKA014877 Inv 1002 TYKA004452 Inv 1002 TYKV026186 Inv 1002 TYKA014888 Inv 1002 TYKA004457 Inv 1002 TYKV026235 Inv 1002 TYKA014899 Inv 1002 TYKA004472 Inv 1002 TYKV026382 Inv 1002 TYKA015396 Inv 1002 TYKA004476 Inv 1002 TYKV026480 Inv 1002 TYKA015401 Inv 1002 TYKA004604 Inv 1002 TYKV026529 Inv 1002 TYKA015406 Inv 1002 TYKA004608 Inv 1002 TYKV026578 Inv 1002 TYKA015412 Inv 1002 TYKA004615 Inv 1002 TYKV026627 Inv 1002 TYKA015419 Inv 1002 TYKA004624 Inv 1002 TYKV026676 Inv 1002 TYKA015420 Inv 1002 TYKA004772 Inv 1002 TYKV026725 Inv 1002 TYKA015421 Inv 1002 TYKA004886 Inv 1002 TYKV026872 Inv 1002 TYKA015425 Inv 1002 TYKA004890 Inv 1002 TYKV026970 Inv 1002 TYKA015433 Inv 1002 TYKA004893 Inv 1002 TYKV027166 Inv 1002 TYKA015435 Inv 1002 TYKA004921 Inv 1002 TYKV027215 Inv 1002 TYKA022549 Inv 1002 TYKA005017 Inv 1002 TYKV027264 Inv 1002 TYKA022633 Inv 1002 TYKA005021 Inv 1002 TYKV027313 Inv 1002 TYKA022647 Inv 1002 TYKA005029 Inv 1002 TYKV027362 Inv 1002 TYKA022661 Inv 1002 TYKA005045 Inv 1002 TYKV027509 Inv 1002 TYKA022675 Inv 1002 TYKA005399 Inv 1002 TYKV027607 Inv 1002 TYKA022745 Inv 1002 TYKA005509 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV027754 Inv 1002 TYKA022913 Inv 1002 TYKA005510 Inv 1002 TYKV027901 Inv 1002 TYKA022955 Inv 1002 TYKA005561 Inv 1002 TYKV027999 Inv 1002 TYKA022983 Inv 1002 TYKA005562 Inv 1002 TYKV028048 Inv 1002 TYKA023011 Inv 1002 TYKA005657 Inv 1002 TYKV028146 Inv 1002 TYKA023081 Inv 1002 TYKA005669 Inv 1002 TYKV028195 Inv 1002 TYKA023179 Inv 1002 TYKA005673 Inv 1002 TYKV028244 Inv 1002 TYKA026039 Inv 1002 TYKA005674 Inv 1002 TYKV028293 Inv 1002 TYKA028009 Inv 1002 TYKA005875 Inv 1002 TYKV028342 Inv 1002 TYKA028023 Inv 1002 TYKA006048 Inv 1002 TYKV028391 Inv 1002 TYKA028639 Inv 1002 TYKA006055 Inv 1002 TYKV028440 Inv 1002 TYKA028653 Inv 1002 TYKA006057 Inv 1002 TYKV028489 Inv 1002 TYKA029073 Inv 1002 TYKA006370 Inv 1002 TYKV170562 Inv 1002 TYKA029087 Inv 1002 TYKA006374 Inv 1002 TYKA011310 Inv 1002 TYKA029185 Inv 1002 TYKA006587 Inv 1002 TYKA003458 Inv 1002 - TYKA029269 Inv 1002 TYKA006738 Inv 1002 TYKV000359 Inv 1002 - TYKA029437 Inv 1002 TYKA006760 Inv 1002 TYKA004140 Inv 1002 - TYKA029451 Inv 1002 TYKA007582 Inv 1002 TYKA005244 Inv 1002 - TYKA033049 Inv 1002 TYKA007640 Inv 1002 TYKA005654 Inv 1002 - TYKA033301 Inv 1002 TYKA007651 Inv 1002 TYKA006369 Inv 1002 - TYKA033427 Inv 1002 TYKA007657 Inv 1002 TYKA006489 Inv 1002 - TYKA033483 Inv 1002 TYKA007663 Inv 1002 TYKA006540 Inv 1002 - TYKA035695 Inv 1002 TYKA007682 Inv 1002 TYKA006574 Inv 1002 - TYKA048209 Inv 1002 TYKA007856 Inv 1002 TYKA007290 Inv 1002 - TYKA048353 Inv 1002 TYKA007978 Inv 1002 TYKA007578 Inv 1002 - TYKA048449 Inv 1002 TYKA008001 Inv 1002 TYKA008139 Inv 1002 - TYKA048849 Inv 1002 TYKA008193 Inv 1002 TYKA008762 Inv 1002 - TYKA048913 Inv 1002 TYKA008269 Inv 1002 TYKA008766 Inv 1002 - TYKA048993 Inv 1002 TYKA008374 Inv 1002 TYKA008865 Inv 1002 - TYKA069881 Inv 1002 TYKA008616 Inv 1002 TYKA009187 Inv 1002 - TYKV000787 Inv 1002 TYKA008628 Inv 1002 TYKA009197 Inv 1002 - TYKV001206 Inv 1002 TYKA008720 Inv 1002 TYKA009203 Inv 1002 - TYKV001215 Inv 1002 TYKA008771 Inv 1002 TYKA009219 Inv 1002 - TYKV001219 Inv 1002 TYKA009209 Inv 1002 TYKV000520 Inv 1002 - TYKV001222 Inv 1002 TYKA009708 Inv 1002 TYKV002044 Inv 1002 - TYKV001224 Inv 1002 TYKA009730 Inv 1002 TYKV019317 Inv 1002 - TYKV001225 Inv 1002 TYKA009744 Inv 1002 TYKV073865 Inv 1002 - TYKV001226 Inv 1002 TYKA009918 Inv 1002 TYKV075314 Inv 1002 - TYKV001227 Inv 1002 TYKA009975 Inv 1002 TYKV076763 Inv 1002 - TYKV001228 Inv 1002 TYKA009976 Inv 1002 TYKV093520 Inv 1002 - TYKV001231 Inv 1002 TYKA009981 Inv 1002 TYKV150144 Inv 1002 - TYKV001235 Inv 1002 TYKA009988 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV150375 Inv 1002 - TYKV001237 Inv 1002 TYKA009990 Inv 1002 TYKV000592 Inv 1002 - TYKV001241 Inv 1002 TYKA010003 Inv 1002 TYKV000829 Inv 1002 - TYKV001244 Inv 1002 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA022605 Inv 1005 TYKA000064 Inv 1005 TYKA022619 Inv 1005 TYKA000332 Inv 1005 TYKA022717 Inv 1005 TYKA000717 Inv 1005 TYKA022731 Inv 1005 TYKA001729 Inv 1005 TYKA022773 Inv 1005 TYKA001737 Inv 1005 TYKA022843 Inv 1005 TYKA002076 Inv 1005 TYKA022857 Inv 1005 TYKA002985 Inv 1005 TYKA022941 Inv 1005 TYKA004126 Inv 1005 TYKA023039 Inv 1005 TYKA004400 Inv 1005 TYKA027981 Inv 1005 TYKA005664 Inv 1005 TYKA027995 Inv 1005 TYKA006838 Inv 1005 TYKA028037 Inv 1005 TYKA008207 Inv 1005 TYKA028065 Inv 1005 TYKA008422 Inv 1005 TYKA028079 Inv 1005 TYKA008983 Inv 1005 TYKA028093 Inv 1005 TYKA008991 Inv 1005 TYKA028107 Inv 1005 TYKA012412 Inv 1005 TYKA028135 Inv 1005 TYKA012605 Inv 1005 TYKA028149 Inv 1005 TYKA012606 Inv 1005 TYKA028163 Inv 1005 TYKA012619 Inv 1005 TYKA028177 Inv 1005 TYKA012629 Inv 1005 TYKA028191 Inv 1005 TYKA012631 Inv 1005 TYKA028205 Inv 1005 TYKA012634 Inv 1005 TYKA028219 Inv 1005 TYKA013139 Inv 1005 TYKA028233 Inv 1005 TYKA013567 Inv 1005 TYKA028247 Inv 1005 TYKA013568 Inv 1005 TYKA028275 Inv 1005 TYKA013569 Inv 1005 TYKA028303 Inv 1005 TYKA013572 Inv 1005 TYKA028317 Inv 1005 TYKA013573 Inv 1005 TYKA028331 Inv 1005 TYKA013574 Inv 1005 TYKA028359 Inv 1005 TYKA013576 Inv 1005 TYKA028373 Inv 1005 TYKA013578 Inv 1005 TYKA028415 Inv 1005 TYKA013580 Inv 1005 TYKA028429 Inv 1005 TYKA013581 Inv 1005 TYKA028443 Inv 1005 TYKA013582 Inv 1005 TYKA028457 Inv 1005 TYKA013584 Inv 1005 TYKA028471 Inv 1005 TYKA013585 Inv 1005 TYKA028485 Inv 1005 TYKA013586 Inv 1005 TYKA028513 Inv 1005 TYKA013587 Inv 1005 TYKA028527 Inv 1005 TYKA013588 Inv 1005 TYKA028541 Inv 1005 TYKA013591 Inv 1005 TYKA028569 Inv 1005 TYKA013592 Inv 1005 TYKA028583 Inv 1005 TYKA013594 Inv 1005 TYKA028611 Inv 1005 TYKA013595 Inv 1005 TYKA028625 Inv 1005 TYKA013596 Inv 1005 TYKA028667 Inv 1005 TYKA013597 Inv 1005 TYKA032881 Inv 1005 TYKA013598 Inv 1005 TYKA032895 Inv 1005 TYKA013600 Inv 1005 TYKA032951 Inv 1005 TYKA013602 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA032965 Inv 1005 TYKA013603 Inv 1005 TYKA032979 Inv 1005 TYKA013604 Inv 1005 TYKA032993 Inv 1005 TYKA013605 Inv 1005 TYKA033063 Inv 1005 TYKA013606 Inv 1005 TYKA033077 Inv 1005 TYKA013607 Inv 1005 TYKA033091 Inv 1005 TYKA013608 Inv 1005 TYKA033105 Inv 1005 TYKA013611 Inv 1005 TYKA033119 Inv 1005 TYKA013612 Inv 1005 TYKA033161 Inv 1005 TYKA013613 Inv 1005 TYKA033203 Inv 1005 TYKA013614 Inv 1005 TYKA033231 Inv 1005 TYKA014879 Inv 1005 TYKA033245 Inv 1005 TYKA014889 Inv 1005 TYKA033259 Inv 1005 TYKA014896 Inv 1005 TYKA033273 Inv 1005 TYKA014897 Inv 1005 TYKA033315 Inv 1005 TYKA014903 Inv 1005 TYKA033413 Inv 1005 TYKA014905 Inv 1005 TYKA033455 Inv 1005 TYKA014908 Inv 1005 TYKA033497 Inv 1005 TYKA014909 Inv 1005 TYKA033525 Inv 1005 TYKA014910 Inv 1005 TYKA033539 Inv 1005 TYKA014913 Inv 1005 TYKA048225 Inv 1005 TYKA014914 Inv 1005 TYKA048305 Inv 1005 TYKA014915 Inv 1005 TYKA048321 Inv 1005 TYKA014917 Inv 1005 TYKA048385 Inv 1005 TYKA014919 Inv 1005 TYKA048417 Inv 1005 TYKA014920 Inv 1005 TYKA048481 Inv 1005 TYKA014921 Inv 1005 TYKA048497 Inv 1005 TYKA014923 Inv 1005 TYKA048529 Inv 1005 TYKA014924 Inv 1005 TYKA048545 Inv 1005 TYKA015390 Inv 1005 TYKA048561 Inv 1005 TYKA015391 Inv 1005 TYKA048577 Inv 1005 TYKA015392 Inv 1005 TYKA048625 Inv 1005 TYKA015397 Inv 1005 TYKA048641 Inv 1005 TYKA015398 Inv 1005 TYKA048721 Inv 1005 TYKA015399 Inv 1005 TYKA048737 Inv 1005 TYKA015400 Inv 1005 TYKA048753 Inv 1005 TYKA015402 Inv 1005 TYKA048769 Inv 1005 TYKA015403 Inv 1005 TYKA048785 Inv 1005 TYKA015404 Inv 1005 TYKA048833 Inv 1005 TYKA015405 Inv 1005 TYKA048945 Inv 1005 TYKA015407 Inv 1005 TYKV001217 Inv 1005 TYKA015413 Inv 1005 TYKV001245 Inv 1005 TYKA015414 Inv 1005 TYKV002121 Inv 1005 TYKA015416 Inv 1005 TYKV002634 Inv 1005 TYKA015417 Inv 1005 TYKV002777 Inv 1005 TYKA015418 Inv 1005 TYKV002780 Inv 1005 TYKA015422 Inv 1005 TYKV002781 Inv 1005 TYKA015426 Inv 1005 TYKV002786 Inv 1005 TYKA015427 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV027117 Inv 1005 TYKA015429 Inv 1005 TYKV150001 Inv 1005 TYKA015430 Inv 1005 TYKV170518 Inv 1005 - Chivo TYKA015432 Inv 1005 TYKA000959 Inv 1005 - TYKA015436 Inv 1005 TYKA001579 Inv 1005 - TYKA015437 Inv 1005 TYKA002332 Inv 1005 - TYKA022521 Inv 1005 TYKA022577 Inv 1005 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKA009201 Inv 1007 - 1 TYKA000775 Inv 1007 - 1 TYKA011092 Inv 1007 - 1 TYKA000949 Inv 1007 - 1 TYKA011154 Inv 1007 - 1 TYKA001902 Inv 1007 - 1 TYKV000589 Inv 1007 - 1 TYKA002034 Inv 1007 - 1 TYKV000601 Inv 1007 - 1 TYKA002248 Inv 1007 - 1 TYKV000603 Inv 1007 - 1 TYKA002264 Inv 1007 - 1 TYKV001166 Inv 1007 - 1 TYKA002362 Inv 1007 - 1 TYKV001185 Inv 1007 - 1 TYKA002935 Inv 1007 - 1 TYKV001194 Inv 1007 - 1 TYKA004089 Inv 1007 - 1 TYKV001210 Inv 1007 - 1 TYKA004148 Inv 1007 - 1 TYKV001389 Inv 1007 - 1 TYKA004158 Inv 1007 - 1 TYKV001430 Inv 1007 - 1 TYKA004172 Inv 1007 - 1 TYKV001436 Inv 1007 - 1 TYKA004181 Inv 1007 - 1 TYKV001454 Inv 1007 - 1 TYKA004448 Inv 1007 - 1 TYKV001736 Inv 1007 - 1 TYKA004470 Inv 1007 - 1 TYKV001897 Inv 1007 - 1 TYKA004631 Inv 1007 - 1 TYKV002804 Inv 1007 - 1 TYKA004708 Inv 1007 - 1 TYKV002810 Inv 1007 - 1 TYKA004727 Inv 1007 - 1 TYKV002824 Inv 1007 - 1 TYKA004753 Inv 1007 - 1 TYKV015933 Inv 1007 - 1 TYKA006300 Inv 1007 - 1 TYKV016815 Inv 1007 - 1 TYKA006578 Inv 1007 - 1 TYKV027558 Inv 1007 - 1 TYKA007035 Inv 1007 - 1 TYKV031306 Inv 1007 - 1 TYKA007244 Inv 1007 - 1 TYKV060696 Inv 1007 - 1 TYKA007249 Inv 1007 - 1 TYKV070622 Inv 1007 - 1 TYKA007285 Inv 1007 - 1 TYKV072071 Inv 1007 - 1 TYKA007523 Inv 1007 - 1 TYKV072347 Inv 1007 - 1 TYKA007529 Inv 1007 - 1 TYKV072485 Inv 1007 - 1 TYKA007530 Inv 1007 - 1 TYKV073037 Inv 1007 - 1 TYKA007531 Inv 1007 - 1 TYKV073175 Inv 1007 - 1 TYKA007536 Inv 1007 - 1 TYKV093796 Inv 1007 - 1 TYKA007552 Inv 1007 - 1 TYKV094003 Inv 1007 - 1 TYKA007556 Inv 1007 - 1 TYKV094348 Inv 1007 - 1 TYKA008183 Inv 1007 - 1 TYKV094417 Inv 1007 - 1 TYKA008185 Inv 1007 - 1 TYKV095245 Inv 1007 - 1 TYKA008203 Inv 1007 - 1 TYKV095452 Inv 1007 - 1 TYKA008351 Inv 1007 - 1 TYKV095590 Inv 1007 - 1 TYKA008359 Inv 1007 - 1 TYKV096073 Inv 1007 - 1 TYKA008363 Inv 1007 - 1 TYKV096970 Inv 1007 - 1 TYKA008402 Inv 1007 - 1 TYKV097246 Inv 1007 - 1 TYKA008421 Inv 1007 - 1 TYKV140078 Inv 1007 - 1 TYKA008568 Inv 1007 - 1 TYKV140100 Inv 1007 - 1 TYKA008574 Inv 1007 - 1 TYKV140122 Inv 1007 - 1 TYKA008582 Inv 1007 - 1 TYKV140210 Inv 1007 - 1 TYKA008776 Inv 1007 - 1 TYKV140232 Inv 1007 - 1 TYKA008845 Inv 1007 - 1 TYKV140276 Inv 1007 - 1 TYKA008851 Inv 1007 - 1 TYKV140320 Inv 1007 - 1 TYKA008852 Inv 1007 - 1 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

TYKV140331 Inv 1007 - 1 TYKA008861 Inv 1007 - 1 TYKV140342 Inv 1007 - 1 TYKA008871 Inv 1007 - 1 TYKV140397 Inv 1007 - 1 TYKA008872 Inv 1007 - 1 TYKV140485 Inv 1007 - 1 TYKA008873 Inv 1007 - 1 TYKV140507 Inv 1007 - 1 TYKA008877 Inv 1007 - 1 TYKV140518 TYKV 140573 TYKV 150023 TYKV 170177 Inv 1007 - 1 Inv 1007 - 1 Inv 1007 - 1 Inv 1007 - 1 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922